                                            As filed pursuant to Rule 424(B)(3)
                                            under the Securities Act of
                                            1933 Registration No. 333-39158




                                 [POLARIS LOGO]

                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris Variable Annuity.                     FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed
To learn more about the annuity               account options and Variable Portfolios listed below. The
offered by this prospectus, you can           fixed account options may include specified periods of 1, 3,
obtain a copy of the Statement of             5, 7 and 10 years and dollar cost averaging fixed accounts
Additional Information ("SAI") dated          for 6-month and 1-year periods. The Variable Portfolios are
May 1, 2003. The SAI has been filed           part of the Anchor Series Trust ("AST") and the SunAmerica
with the Securities and Exchange              Series Trust ("SAST").
Commission ("SEC") and is
incorporated by reference into this           STOCKS:
prospectus. The Table of Contents of            MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
the SAI appears at the end of this                 - Aggressive Growth Portfolio                      SAST
prospectus. For a free copy of the                 - Blue Chip Growth Portfolio                       SAST
SAI, call Us at (800) 99NY-SUN or                  - "Dogs" of Wall Street Portfolio                  SAST
write to Us at Our Annuity Service                 - Growth Opportunities Portfolio                   SAST
Center, P.O. Box 54299, Los Angeles,            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
California 90054-0299.                             - Alliance Growth Portfolio                        SAST
                                                   - Global Equities Portfolio                        SAST
In addition, the SEC maintains a                   - Growth-Income Portfolio                          SAST
website (http://www.sec.gov) that               MANAGED BY DAVIS ADVISORS
contains the SAI, materials                        - Davis Venture Value Portfolio                    SAST
incorporated by reference and other                - Real Estate Portfolio                            SAST
information filed electronically with           MANAGED BY FEDERATED INVESTMENT COUNSELING
the SEC by First SunAmerica Life                   - Federated American Leaders Portfolio             SAST
Insurance Company.                                 - Telecom Utility Portfolio                        SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
ANNUITIES INVOLVE RISKS, INCLUDING                 - Goldman Sachs Research Portfolio                 SAST
POSSIBLE LOSS OF PRINCIPAL, AND ARE             MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
NOT A DEPOSIT OR OBLIGATION OF, OR                 - MFS Massachusetts Investors Trust Portfolio      SAST
GUARANTEED OR ENDORSED BY, ANY BANK.               - MFS Mid Cap Growth Portfolio                     SAST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
FEDERAL DEPOSIT INSURANCE                          - Emerging Markets Portfolio                       SAST
CORPORATION, THE FEDERAL RESERVE                   - International Growth & Income Portfolio          SAST
BOARD OR ANY OTHER AGENCY.                         - Putnam Growth: Voyager Portfolio                 SAST
                                                MANAGED BY VAN KAMPEN
                                                   - International Diversified Equities Portfolio     SAST
                                                   - Technology Portfolio                             SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                    SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                       SAST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                       SAST
                                              BONDS:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                        SAST
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                         SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                            SAST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                  SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                        SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

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                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
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First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:


       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

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         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
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If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

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                          TABLE OF CONTENTS
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 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Contract Maintenance Fee...............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     6
 THE POLARIS VARIABLE ANNUITY.................................     7
 PURCHASING A POLARIS VARIABLE ANNUITY........................     7
       Allocation of Purchase Payments........................     8
       Accumulation Units.....................................     8
       Right to Examine.......................................     8
       Exchange Offers........................................     8
 INVESTMENT OPTIONS...........................................     8
       Variable Portfolios....................................     8
           Anchor Series Trust................................     9
           SunAmerica Series Trust............................     9
       Fixed Account Options..................................     9
       Asset Allocation Program...............................    10
       Enrolling in the Program...............................    10
       Withdrawals............................................    10
       Keeping Your Program on Target.........................    10
       Important Information..................................    11
       Transfers During the Accumulation Phase................    11
       Dollar Cost Averaging..................................    12
       Asset Allocation Rebalancing...........................    12
       Principal Advantage Program............................    13
       Voting Rights..........................................    13
       Substitution...........................................    13
 ACCESS TO YOUR MONEY.........................................    13
       Systematic Withdrawal Program..........................    14
       Minimum Contract Value.................................    14
 DEATH BENEFIT................................................    14
 EXPENSES.....................................................    15
       Annual Separate Account Expenses.......................    15
       Withdrawal Charges.....................................    15
       Investment Charges.....................................    16
       Contract Administration Charge.........................    16
       Transfer Fee...........................................    16
       Income Taxes...........................................    16
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    16
 INCOME OPTIONS...............................................    16
       Annuity Date...........................................    16
       Income Options.........................................    17
       Fixed or Variable Income Payments......................    17
       Income Payments........................................    17
       Transfers During the Income Phase......................    18
       Deferment of Payments..................................    18
 TAXES........................................................    18
       Annuity Contracts in General...........................    18
       Tax Treatment of Distributions - Non-Qualified
       Contracts..............................................    18
       Tax Treatment of Distributions - Qualified Contracts...    19
       Minimum Distributions..................................    19
       Tax Treatment of Death Benefits........................    20
       Contracts Owned by A Trust or Corporation..............    20
       Gifts, Pledges and/or Assignments of a Contract........    20
       Diversification and Investor Control...................    20
 PERFORMANCE..................................................    20
 OTHER INFORMATION............................................    21
       First SunAmerica.......................................    21
       The Separate Account...................................    21
       The General Account....................................    21
       Distribution of the Contract...........................    21
       Administration.........................................    21
       Legal Proceedings......................................    22
       Ownership..............................................    22
       Independent Accountants................................    22
       Registration Statement.................................    22
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")................   B-1
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                              GLOSSARY
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 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 LATEST ANNUITY DATE - Your 90th birthday.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust and the SunAmerica
 Series Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust and the SunAmerica Series Trust.

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                                   HIGHLIGHTS
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FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris/Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that We receive your request. This amount may be more or less than your original Purchase Payment. Please see PURCHASING A POLARIS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over a period of 7 years as follows:

   YEARS:.............................   1    2    3    4    5    6    7    8
                                        7%   6%   5%   4%   3%   2%   1%   0%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.

CONTRACT MAINTENANCE FEE
    $30 (waived if contract value $50,000 or more)
SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

             TOTAL ANNUAL UNDERLYING PORTFOLIO                MINIMUM   MAXIMUM
             ---------------------------------                -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.52%     1.53%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, and expenses of the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:
MAXIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.53%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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$1,013   $1,457    $1,925     $3,411
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(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $313     $957     $1,625     $3,411
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(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $308     $942     $1,601     $3,411
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MINIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $912    $1,155    $1,424     $2,421
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(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $212     $655     $1,124     $2,421
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(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $207     $640     $1,098     $2,369
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EXPLANATION OF FEE TABLES AND EXAMPLES
1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.
2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

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                          THE POLARIS VARIABLE ANNUITY
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An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris Variable Annuity. When you purchase a Polaris Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
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                     PURCHASING A POLARIS VARIABLE ANNUITY
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An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

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                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
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      Qualified             $2,000              $250
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    Non-Qualified           $5,000              $500
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Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the same owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the Minimum Initial Purchase Payment is made. We reserve the right to change the amount at which preapproval is required at anytime.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85 and may not issue a contract with Principal Rewards to anyone over age 80.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day We receive your request or the money you invested, less any Right to Examine Payment Enhancement Deduction.

If you decide to cancel your contract during the Right to Examine period, generally, We will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day We receive your request.

We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the

Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SAST") portfolios. SunAmerica Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

The Variable Portfolios, along with the Trust's subadvisers are listed below:

STOCKS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST
      - "Dogs" of Wall Street Portfolio                                     SAST
      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated American Leaders Portfolio                                SAST
      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid Cap Growth Portfolio                                        SAST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
  MANAGED BY VAN KAMPEN
      - International Diversified Equities Portfolio                        SAST
      - Technology Portfolio                                                SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                          SAST

BONDS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                           SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. If you do not elect to participate in the Principal Rewards program, We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Principal Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to Our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.aigsunamerica.com). Generally, We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you instruct us otherwise. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow Our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PT. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in Our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions in writing, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS BELOW.
WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the fixed account option (source account) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer DCAFAs for specified time periods exclusively to facilitate the DCA program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFAs, We transfer all your money allocated to that account into the Variable Portfolios, over the selected time period, at an offered frequency of your choosing.

You may terminate a DCA program at any time. If money remains in the DCAFAs, We transfer the remaining money according to your instructions or to your current allocations on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:
     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

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                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
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      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
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     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to

     50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

This program is only available if we are currently offering FAGPs to support the program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA applicable to the fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

Although, We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionately reduce the amount of any corresponding Deferred Payment Enhancement relative to the amount of the Purchase Payment withdrawn.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
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If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

For contracts issued prior to April 28, 1997 the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or
     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or
     - After your seventh contract anniversary, the greater of:
        (a) the value of your contract on the day before your last contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since that anniversary; or
        (b) the death benefit on the day before your last contract anniversary, less any withdrawals (and any fees or charges applicable to such withdrawals) since that date.

For contracts issued on or after April 28, 1997 and before October 24, 2001, the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or

     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     - the maximum of the anniversary values prior to your 81st birthday. The anniversary value of your contract is equal to the value of your contract on each contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since the anniversary.

The information below describes the death benefits on contracts issued on or after October 24, 2001:

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

ANNUAL SEPARATE ACCOUNT EXPENSES

The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Separate Account is expected to result in a profit. Profit may be used for any legitimate cost or expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY BELOW. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract.

Generally, the withdrawal charge percentage declines over time. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
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   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
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When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED ABOVE ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS.

     12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

For more detailed information on these Investment Charges refer to the prospectuses for the underlying funds.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ABOVE.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the

Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between and among the fixed investment options and the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the

IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable

Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising six wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers or certain registered representatives that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. AIG SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at

1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account at December 31, 2002, and for each of the two years in the period ended December 31, 2002 are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

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                                  APPENDIX - A
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                  CONDENSED FINANCIAL INFORMATION FOR POLARIS
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                          FISCAL        FISCAL        FISCAL        FISCAL
                           YEAR          YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
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Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.35        $ 14.19      $   17.63     $   21.26
  Ending AUV.........    $ 14.19        $ 17.63      $   21.26     $   23.72
  Ending Number of
    AUs..............     52,583        242,433        510,291       804,058

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Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......    $ 10.55        $ 11.51      $   11.94     $   12.65
  Ending AUV.........    $ 11.51        $ 11.94      $   12.65     $   13.66
  Ending Number of
    AUs..............     37,576        127,538        190,449       626,578

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Growth (Inception
  Date - 4/6/95)
  Beginning AUV......    $ 11.02        $ 12.95      $   16.32     $   20.31
  Ending AUV.........    $ 12.95        $ 16.32      $   20.31     $   24.41
  Ending Number of
    AUs..............     15,156        104,264        196,539       387,194

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Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......    $ 10.17        $ 10.78      $   12.13     $   11.14
  Ending AUV.........    $ 10.78        $ 12.13      $   11.14     $    9.30
  Ending Number of
    AUs..............      5,306         62,002        112,509       110,305

-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.29     $   11.51
  Ending AUV.........         --        $ 10.29      $   11.51     $   11.86
  Ending Number of
    AUs..............         --        160,390        478,003       596,478

-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.52        $ 15.44      $   19.46     $   24.51
  Ending AUV.........    $ 15.44        $ 19.46      $   24.51     $   32.81
  Ending Number of
    AUs..............     52,943        322,225        679,444     1,175,581

-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......    $ 11.29        $ 12.64      $   14.97     $   17.98
  Ending AUV.........    $ 12.64        $ 14.97      $   17.98     $   18.22
  Ending Number of
    AUs..............     60,824        264,208        581,922     1,018,350

-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......    $ 10.44        $ 10.67      $   11.04     $   11.43
  Ending AUV.........    $ 10.67        $ 11.04      $   11.43     $   11.83
  Ending Number of
    AUs..............     59,731         52,729        231,674       612,898

-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 10.21        $ 11.10      $   11.65     $   12.54
  Ending AUV.........    $ 11.10        $ 11.65      $   12.54     $   13.15
  Ending Number of
    AUs..............      5,375         48,161        120,997       333,510

-----------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.84        $ 13.29      $   16.68     $   21.30
  Ending AUV.........    $ 13.29        $ 16.68      $   21.30     $   23.36
  Ending Number of
    AUs..............    113,664        605,579      1,424,342     2,149,519

-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------

                         FISCAL                      FISCAL        FISCAL        FISCAL
                          YEAR       11/30/1999-      YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01      12/31/02
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.72    $     36.39   $     43.17   $    39.336   $    33.864
  Ending AUV.........   $   36.39    $     43.17   $     39.34   $    33.864   $    25.794
  Ending Number of
    AUs..............     979,651      1,008,089     1,176,265     1,090,165     1,002,621
-----------------------------------------------------------------------------
Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......   $   13.66    $     13.37   $     13.28   $    14.557   $    15.330
  Ending AUV.........   $   13.37          13.28         14.56   $    15.330   $    16.504
  Ending Number of
    AUs..............     817,993        844,907       933,714     1,450,903     2,444,416
-----------------------------------------------------------------------------
Growth (Inception
  Date - 4/6/95)
  Beginning AUV......   $   24.41    $     29.74   $     32.61   $    31.785   $    27.208
  Ending AUV.........   $   29.74          32.61         31.78   $    27.208   $    20.859
  Ending Number of
    AUs..............     543,129        544,578       694,931       667,604       637,426
-----------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......   $    9.30    $     11.40   $     12.50   $    14.706   $    14.327
  Ending AUV.........   $   11.40    $     12.50   $     14.71   $    14.327   $    15.293
  Ending Number of
    AUs..............     145,614        149,945       161,958       168,114       211,766
-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   11.86    $     19.02   $     24.30   $    20.283   $    13.648
  Ending AUV.........   $   19.02    $     24.30   $     20.28   $    13.648   $    10.123
  Ending Number of
    AUs..............     805,328        867,740     1,181,778       947,783       796,979
-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   32.81    $     44.31   $     48.56   $    38.509   $    32.621
  Ending AUV.........   $   44.31    $     48.56   $     38.51   $    32.621   $    22.076
  Ending Number of
    AUs..............   1,901,945      2,004,501     2,241,731     2,083,516     1,750,852
-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......   $   18.22    $     19.10   $     19.81   $    19.448   $    18.614
  Ending AUV.........   $   19.10    $     19.81   $     19.45   $    18.614   $    16.951
  Ending Number of
    AUs..............   1,041,762      1,050,186       943,919       908,702       707,564
-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......          --             --            --   $     8.629   $     6.692
  Ending AUV.........          --             --            --   $     6.692   $     4.661
  Ending Number of
    AUs..............          --             --            --        71,516       162,667
-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......   $   11.83    $     12.20   $     12.25   $    12.793   $    13.062
  Ending AUV.........   $   12.20    $     12.25   $     12.79   $    13.062   $    13.040
  Ending Number of
    AUs..............   1,003,095      1,022,344       845,056     1,624,211     1,350,084
-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   13.15    $     12.78   $     12.76   $    13.190   $    13.972
  Ending AUV.........   $   12.78    $     12.76   $     13.19   $    13.972   $    14.788
  Ending Number of
    AUs..............     443,122        451,341       533,404       678,806       728,829
-----------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.36    $     26.57   $     27.88   $    30.052   $    26.245
  Ending AUV.........   $   26.57    $     27.88   $     30.05   $    26.245   $    21.522
  Ending Number of
    AUs..............   2,363,904      2,370,974     2,436,491     2,548,423     2,160,663
-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......       10.00    $      9.12   $      8.99   $     9.122   $     9.692
  Ending AUV.........   $    9.12    $      8.99   $      9.12   $     9.692   $     8.920
  Ending Number of
    AUs..............       7,956         23,471        73,876        13,220       321,081
-----------------------------------------------------------------------------
                                     AUV - Accumulation Unit Value
                                     AU - Accumulation Units

                          FISCAL        FISCAL        FISCAL        FISCAL
                           YEAR          YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......         --             --      $   10.00     $    7.97
  Ending AUV.........         --             --      $    7.97     $    6.14
  Ending Number of
    AUs..............         --             --         85,313       180,636

-----------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.00     $   13.62
  Ending AUV.........         --        $ 11.00      $   13.62     $   15.86
  Ending Number of
    AUs..............         --         69,098        218,504       450,138

-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.37        $ 11.20      $   12.25     $   13.08
  Ending AUV.........    $ 11.20        $ 12.25      $   13.08     $   14.40
  Ending Number of
    AUs..............     12,162         52,993        148,602       257,259

-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......    $ 11.99        $ 13.01      $   15.15     $   16.90
  Ending AUV.........    $ 13.01        $ 15.15      $   16.90     $   19.21
  Ending Number of
    AUs..............     26,604        117,488        310,271       416,656

-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 11.15        $ 13.32      $   16.70     $   21.41
  Ending AUV.........    $ 13.32        $ 16.70      $   21.41     $   25.71
  Ending Number of
    AUs..............     45,266        259,344        614,307     1,032,483

-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 11.18        $ 11.48      $   12.99     $   14.66
  Ending AUV.........    $ 11.48        $ 12.99      $   14.66     $   14.25
  Ending Number of
    AUs..............     40,706        220,725        547,787     1,089,050

-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......    $  9.45        $ 10.07      $   11.39     $   11.62
  Ending AUV.........    $ 10.07        $ 11.39      $   11.62     $   13.53
  Ending Number of
    AUs..............     58,058        355,952        753,010       904,048

-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......         --             --      $   10.00     $   10.33
  Ending AUV.........         --             --      $   10.33     $   11.16
  Ending Number of
    AUs..............         --             --         86,248       309,301

-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.61        $ 12.81      $   14.94     $   17.63
  Ending AUV.........    $ 12.81        $ 14.94      $   17.63     $   20.46
  Ending Number of
    AUs..............     22,973         94,650        154,635       191,762

-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 10.90        $ 12.33      $   13.82     $   15.45
  Ending AUV.........    $ 12.33        $ 13.82      $   15.45     $   17.28
  Ending Number of
    AUs..............     41,654        157,110        230,784       277,940

-----------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.36        $ 12.60      $   14.88     $   18.47
  Ending AUV.........    $ 12.60        $ 14.88      $   18.47     $   22.29
  Ending Number of
    AUs..............     31,960        114,619        231,883       473,526

-----------------------------------------------------------------------------

                         FISCAL                      FISCAL        FISCAL        FISCAL
                          YEAR       11/30/1999-      YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01      12/31/02
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......   $    6.14    $      8.99   $     10.77   $     6.755   $     6.539
  Ending AUV.........   $    8.99    $     10.77   $      6.75   $     6.539   $     5.980
  Ending Number of
    AUs..............     324,647        346,205       619,415       604,720       556,391
-----------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.86    $     16.43   $     16.89   $    17.029   $    16.381
  Ending AUV.........   $   16.43    $     16.89   $     17.03   $    16.381   $    12.944
  Ending Number of
    AUs..............     555,385        562,638       569,507       892,376       663,459
-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   14.40    $     14.11   $     14.09   $    15.158   $    15.678
  Ending AUV.........   $   14.11    $     14.09   $     15.16   $    15.678   $    16.361
  Ending Number of
    AUs..............     331,825        341,155       303,023       298,386       263,494
-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......   $   19.21    $     24.20   $     26.57   $    21.653   $    17.472
  Ending AUV.........   $   24.20    $     26.57   $     21.65   $    17.472   $    12.588
  Ending Number of
    AUs..............     461,621        484,217       695,920       627,495       473,807
-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......          --             --            --   $     9.332   $     7.173
  Ending AUV.........          --             --            --   $     7.173   $     5.080
  Ending Number of
    AUs..............          --             --            --        39,318        92,004
-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   25.71    $     33.11   $     35.91   $    32.417   $    26.847
  Ending AUV.........   $   33.11    $     35.91   $     32.42   $    26.847   $    20.850
  Ending Number of
    AUs..............   1,679,055      1,734,522     1,935,691     1,840,665     1,558,697
-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......          --             --            --   $     8.515   $     5.807
  Ending AUV.........          --             --            --   $     5.807   $     3.443
  Ending Number of
    AUs..............          --             --            --        93,154       145,691
-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   14.25    $     14.71   $     14.87   $    13.278   $    12.511
  Ending AUV.........   $   14.71    $     14.87   $     13.28   $    12.511   $    11.607
  Ending Number of
    AUs..............   1,006,610      1,172,818     1,049,023       792,749       827,236
-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......   $   13.53    $     15.49   $     16.92   $    13.614   $    10.196
  Ending AUV.........   $   15.49    $     16.92   $     13.61   $    10.196   $     7.175
  Ending Number of
    AUs..............     921,115        905,352       913,536       849,549       776,423
-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......   $   11.16    $     13.40   $     14.07   $    14.023   $    10.743
  Ending AUV.........   $   13.40    $     14.07   $     14.02   $    10.743   $     8.367
  Ending Number of
    AUs..............     475,183        512,671       698,555       726,543       698,601
-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   20.46    $     22.55   $     23.67   $    23.224   $    19.203
  Ending AUV.........   $   22.55    $     23.67   $     23.22   $    19.203   $    14.944
  Ending Number of
    AUs..............     430,432        445,395       502,203       553,233       566,991
-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......   $   10.00    $     14.23   $     16.31   $    17.607   $    13.420
  Ending AUV.........   $   14.23    $     16.31   $     17.61   $    13.420   $     6.982
  Ending Number of
    AUs..............      65,176         88,761       444,486       588,354       652,943
-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   17.28    $     18.50   $     18.60   $    21.433   $    21.225
  Ending AUV.........   $   18.50    $     18.60   $     21.43   $    21.225   $    19.891
  Ending Number of
    AUs..............     464,535        490,051       508,441       742,776       886,843
-----------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   22.29    $     28.36   $     31.67   $    25.556   $    19.097
  Ending AUV.........   $   28.36    $     31.67   $     25.56   $    19.097   $    13.832
  Ending Number of
    AUs..............     828,070        870,842       997,394       883,836       704,123
-----------------------------------------------------------------------------
                                     AUV - Accumulation Unit Value
                                     AU - Accumulation Units

                          FISCAL        FISCAL        FISCAL        FISCAL
                           YEAR          YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......         --             --      $   10.00     $   11.44
  Ending AUV.........         --             --      $   11.44     $    9.80
  Ending Number of
    AUs..............         --             --         56,379       132,769

-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.04     $   13.22
  Ending AUV.........         --        $ 11.04      $   13.22     $   15.60
  Ending Number of
    AUs..............         --         72,909        240,556       467,727

-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.67     $   12.74
  Ending AUV.........         --        $ 10.67      $   12.74     $   14.56
  Ending Number of
    AUs..............         --         20,721         59,907       250,048

-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.16        $ 11.36      $   14.20     $   15.98
  Ending AUV.........    $ 11.36        $ 14.20      $   15.98     $   13.57
  Ending Number of
    AUs..............     21,556        124,728        399,865       466,233

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                         FISCAL                      FISCAL        FISCAL        FISCAL
                          YEAR       11/30/1999-      YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01      12/31/02
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......   $    9.80    $      8.50   $      8.91   $    10.856        11.339
  Ending AUV.........   $    8.50    $      8.91   $     10.86   $    11.339        11.860
  Ending Number of
    AUs..............     140,396        146,237       227,262       251,509       304,254
-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.60    $     18.23   $     19.69   $    17.560   $    15.021
  Ending AUV.........   $   18.23    $     19.69   $     17.56   $    15.021   $    12.550
  Ending Number of
    AUs..............   1,003,514      1,067,349     1,236,604     1,184,966     1,002,246
-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......          --             --            --   $     7.101   $     3.452
  Ending AUV.........          --             --            --   $     3.452   $     1.722
  Ending Number of
    AUs..............          --             --            --        97,649       197,783
-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   14.56    $     15.16   $     15.11   $    13.538   $    11.504
  Ending AUV.........   $   15.16    $     15.11   $     13.54   $    11.504   $     8.638
  Ending Number of
    AUs..............     308,375        382,240       386,004       385,837       294,108
-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   13.57    $     15.23   $     15.70   $    15.005   $    14.299
  Ending AUV.........   $   15.23    $     15.70   $     15.00   $    14.299   $    14.029
  Ending Number of
    AUs..............     478,116        472,561       417,746       372,116       306,730
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

             AUV - Accumulation Unit Value
             AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.

        L is 0.005.

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

- If a withdrawal is made within 30 days after the end of a guarantee period;

- If a withdrawal is made to pay contract fees and charges;

- To pay a death benefit; and

- Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

--------------------------------------------------------------------------------

                                            As filed pursuant to Rule 424(B)(3)
                                            under the Securities Act of
                                            1933 Registration No. 333-39158






                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
  ----------------------------------------------------------------------------

             SUPPLEMENT TO THE POLARIS PROSPECTUS DATED MAY 1, 2003
                                 ("SUPPLEMENT")

The following information is provided to offer the optional Principal Rewards Program. The sections shown here supplement those in the Prospectus, if the Principal Rewards Program is elected.

If you elect to participate in the Principal Rewards Program at contract issue, We contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this Program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. You may not elect to participate in this Program if you are age 81 or older at the time of contract issue. Amounts We contribute to your contract under this Program are considered earnings and are allocated to your contract as described below.

HIGHLIGHTS
----------

WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS PROGRAM. GENERALLY, PRODUCTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS PRODUCTS WITH THE PRINCIPAL REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE.

WITHDRAWAL CHARGES
------------------
This variable annuity provides an optional bonus feature called "Principal Rewards." If you elect this feature, in exchange for bonuses credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any bonus if you make an early withdrawal.

After a Purchase Payment has been in the contract for nine complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Your surrender schedule if you elect to participate in the Principal Rewards Program will be as follows:

                Please keep this Supplement with your Prospectus

GLOSSARY
----------------

To describe the Principal Rewards Program, we use the following defined terms:

PAYMENT ENHANCEMENT(S) - The amounts allocated to your contract by Us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PRINCIPAL REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.

Any other capitalized terms used in this Supplement have the same meaning as the term defined in the Prospectus.

FEE TABLE
-----------------

EXPENSES FOR CONTRACTS WITH PRINCIPAL REWARDS

MAXIMUM OWNER TRANSACTION EXPENSES
Maximum Withdrawal Charges (as a percentage of each Purchase Payment)(1) 9%

(1) WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                    1     2     3     4     5     6     7     8     9    10
-----                   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
With Principal Rewards  9%    9%    8%    7%    6%    5%    4%    3%    2%    0%

The other expenses in the contract remain the same.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    MAXIMUM AND MINIMUM EXPENSE EXAMPLES WITH THE PRINCIPAL REWARDS PROGRAM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract, with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
------------------------
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.53%)
    (1) If you surrender your contract at the end of the applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,221                    $1,780                     $2,265                      $3,493
                =====================================================================================================

    (2)    If you do not surrender your contract:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 321                     $  980                     $1,665                      $3,493
                =====================================================================================================

    (3)    If you annuitize your contract:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 307                     $  939                     $1,596                      $3,355
                =====================================================================================================

MINIMUM EXPENSE EXAMPLES
-------------------------------------------------
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)
     (1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD AND YOU DO NOT ELECT ANY OPTIONAL FEATURES:

                  1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------
                  $1,119                      $1,476                      $1,759                      $2,496
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------

     (2) IF YOU DO NOT SURRENDER YOUR CONTRACT AND YOU DO NOT ELECT ANY OPTIONAL
         FEATURES:

                  1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------
                   $219                        $676                       $1,159                      $2,496
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------

     (3) IF YOU ANNUITIZE YOUR CONTRACT:

                  1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------
                   $207                        $640                       $1,098                      $2,369
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------

NOTE: Examples reflect participation in the Principal Rewards Program and therefore use the Principal Rewards surrender charge schedule and a 2% upfront Payment Enhancement.

THE PROGRAM
-----------------------

If you elect to participate in the Principal Rewards Program, we will contribute certain amounts to your contract as further described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards Program may not perform as well as the contract without the feature.

Enhancement Levels

The Upfront Payment Enhancement Rates, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts invested in the contract. Enhancement Levels may change from time to time, at Our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments, We determine your Enhancement Level by adding your contract value on the date We receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment.

Upfront Payment Enhancement

An Upfront Payment Enhancement is an amount We add to your contract on the day We apply a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect for your Purchase Payments.

Deferred Payment Enhancement

A Deferred Payment Enhancement is an amount We may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by Us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment to which Deferred Payment Enhancement applies prior to the Deferred Payment Enhancement Date, We reduce the amount of corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

An illustration of how We calculate any applicable Deferred Payment Enhancement amount can be found at the end of this supplement in the APPENDIX C -- PRINCIPAL REWARDS EXAMPLES.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

      --      Your surrender your contract;
      --      A death benefit is paid on your contract;
      --      You switch to the Income Phase of your contract; or
      --      You fully withdraw the corresponding Purchase Payment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments are as follows:

--------------------------------------------------------------------------------------------------------
      ENHANCEMENT              UPFRONT PAYMENT           DEFERRED PAYMENT           DEFERRED PAYMENT
         LEVEL                ENHANCEMENT RATE           ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
Under $40,000                        2%                         0%                         N/A
--------------------------------------------------------------------------------------------------------
$40,000-$99,999                      4%                         0%                         N/A
--------------------------------------------------------------------------------------------------------
$100,000-$499,999                    4%                         1%                 Nine years from the
                                                                                          date
                                                                                     We receive each
                                                                                    Purchase Payment.
--------------------------------------------------------------------------------------------------------
$500,000-more                        5%                         1%                 Nine years from the
                                                                                     date We receive
                                                                                      each Purchase
                                                                                        Payment.
--------------------------------------------------------------------------------------------------------

Enhancement Levels and Payment Enhancement Rates may change at any time for future payments.

90 Day Window

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90(th) day after your contract was issued, We will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look-Back Adjustment to your contract on or around the 90(th) day following the date of contact issuance. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look-Back Adjustment amount. We will allocate any applicable Upfront Look-Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time We make the contribution and, if applicable, to the Cash Management Portfolio, for a Deferred Look-Back Adjustment.

An example of a Look-Back Adjustment can be found at the end of this supplement in the APPENDIX C -- PRINCIPAL REWARDS EXAMPLES.

Purchase Payments may not be invested in the Dollar Cost Averaging fixed accounts ((DCAFAs) if you participate in the Principal Rewards Program. However, you may be able to use any available fixed account options and/or the Variable Portfolios as a DCA source account.

If you elect Principal Rewards and decide to cancel your contract during the Right to Examine period, We will refund to you the value of your contract on the day We receive your request minus the Right to Examine Payment Adjustment. The Right to Examine Payment Adjustment is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day We receive your Right to Examine request; or (2) the Payment Enhancement amount(s), if any, which We allocate to your contract. Thus, you receive any gain and We bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

If you contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or
(2) the value of your contract minus the Right to Examine Payment Enhancement Deduction.

The Principal Rewards Program may not be available through the broker-dealer with which your financial advisor is affiliated. Please check with your financial representative regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

--------------------------------------------------------------------------------
                                   APPENDIX C
--------------------------------------------------------------------------------

                       PRINCIPAL REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

I.     Deferred Payment Enhancement
If you elect to participate in the Principal Rewards Program at contract issue, We contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment We receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9(th) anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE
The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).
On your 9(th) contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE
As in Example 1, your Upfront Payment Enhancement is $2,500. This example also assumes the following:
     1.     Your contract value on your 5(th) contract anniversary is $190,000.
     2. You request a withdrawal of $75,000 on your 5(th) contract anniversary.
     3.     No subsequent Purchase Payments have been made.
     4.     No prior withdrawals have been taken.
     5.     Funds are not allocated to a MVA Fixed Accounts.

On your 5(th) contract anniversary your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal of $75,500 of which $10,5000 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of you $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment.

Therefore, only 91.6%, or $114,500 of your initial Purchase Payment remains in your contract.

On your 9(th) contract anniversary, the Deferred Payment Enhancement Date, assuming no other transaction occur affecting the Purchase Payment, We allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.     90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

    ------------------------------------------------------------------------------------------------
         ENHANCEMENT            UPFRONT PAYMENT         DEFERRED PAYMENT         DEFERRED PAYMENT
            LEVEL              ENHANCEMENT RATE         ENHANCEMENT RATE         ENHANCEMENT DATE
    ------------------------------------------------------------------------------------------------
    Under $40,000                     2%                       0%                       N/A
    ------------------------------------------------------------------------------------------------
    $40,000-$99,999                   4%                       0%                       N/A
    ------------------------------------------------------------------------------------------------
    $100,000-$499,999                 4%                       1%               Nine years from the
                                                                               date We receive each
                                                                                 Purchase Payment.
    ------------------------------------------------------------------------------------------------
    $500,000-more                     5%                       1%               Nine years from the
                                                                               date We receive each
                                                                                 Purchase Payment.
    ------------------------------------------------------------------------------------------------

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90(th) day after your contract was issued, We will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If you total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Payment Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:
1. Current Enhancement Levels, Rates and Dates (beginning May 1, 2002) throughout the first 90 days.
2.     No withdrawals in the first 90 days.
3.     Initial Purchase Payment of $35,000 on May 1, 2002.
4.     Subsequent Purchase Payment of $40,000 on June 15, 2002.
5.     Subsequent Purchase Payment of $25,000 on June 30, 2002.
6.     Subsequent Purchase Payment of $7,500 on July 12, 2002.

ENHANCEMENT AT THE TIME PAYMENTS ARE RECEIVED

    ---------------------------------------------------------------------------------------------------------
                                                                                                DEFERRED
           DATE OF               PURCHASE              UPFRONT             DEFERRED              PAYMENT
          PURCHASE                PAYMENT              PAYMENT              PAYMENT            ENHANCEMENT
           PAYMENT                AMOUNT             ENHANCEMENT          ENHANCEMENT             DATE
    ---------------------------------------------------------------------------------------------------------
    May 1, 2002                   $35,000                2%                   0%                   N/A
    ---------------------------------------------------------------------------------------------------------
    June 15, 2002                 $40,000                4%                   0%                   N/A
    ---------------------------------------------------------------------------------------------------------
    June 30, 2002                 $25,000                4%                   1%              June 30, 2011
    ---------------------------------------------------------------------------------------------------------
    July 12, 2002                 $7,500                 4%                   1%              July 12, 2011
    ---------------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENT ON THE 90(TH) DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90(th) day following contract issue, as follows:

    ---------------------------------------------------------------------------------------------------------
                                                                                                DEFERRED
           DATE OF               PURCHASE              UPFRONT             DEFERRED              PAYMENT
          PURCHASE                PAYMENT              PAYMENT              PAYMENT            ENHANCEMENT
           PAYMENT                AMOUNT             ENHANCEMENT          ENHANCEMENT             DATE
    ---------------------------------------------------------------------------------------------------------
    May 1, 2002                   $35,000                4%                   1%               May 1, 2011
    ---------------------------------------------------------------------------------------------------------
    June 15, 2002                 $40,000                4%                   1%              June 15, 2011
    ---------------------------------------------------------------------------------------------------------
    June 30, 2002                 $25,000                4%                   1%              June 30, 2011
    ---------------------------------------------------------------------------------------------------------
    July 12, 2002                 $7,500                 4%                   1%              July 12, 2011
    ---------------------------------------------------------------------------------------------------------

Date: May 1, 2003

                Please keep this Supplement with your Prospectus

                                 [POLARIS LOGO]

                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris Variable Annuity.                     FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed
To learn more about the annuity               account options and Variable Portfolios listed below. The
offered by this prospectus, you can           fixed account options may include specified periods of 1, 3,
obtain a copy of the Statement of             5, 7 and 10 years and dollar cost averaging fixed accounts
Additional Information ("SAI") dated          for 6-month and 1-year periods. The Variable Portfolios are
May 1, 2003. The SAI has been filed           part of the Anchor Series Trust ("AST") and the SunAmerica
with the Securities and Exchange              Series Trust ("SAST").
Commission ("SEC") and is
incorporated by reference into this           STOCKS:
prospectus. The Table of Contents of            MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
the SAI appears at the end of this                 - Aggressive Growth Portfolio                      SAST
prospectus. For a free copy of the                 - Blue Chip Growth Portfolio                       SAST
SAI, call Us at (800) 99NY-SUN or                  - "Dogs" of Wall Street Portfolio                  SAST
write to Us at Our Annuity Service                 - Growth Opportunities Portfolio                   SAST
Center, P.O. Box 54299, Los Angeles,            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
California 90054-0299.                             - Alliance Growth Portfolio                        SAST
                                                   - Global Equities Portfolio                        SAST
In addition, the SEC maintains a                   - Growth-Income Portfolio                          SAST
website (http://www.sec.gov) that               MANAGED BY DAVIS ADVISORS
contains the SAI, materials                        - Davis Venture Value Portfolio                    SAST
incorporated by reference and other                - Real Estate Portfolio                            SAST
information filed electronically with           MANAGED BY FEDERATED INVESTMENT COUNSELING
the SEC by First SunAmerica Life                   - Federated American Leaders Portfolio             SAST
Insurance Company.                                 - Telecom Utility Portfolio                        SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
ANNUITIES INVOLVE RISKS, INCLUDING                 - Goldman Sachs Research Portfolio                 SAST
POSSIBLE LOSS OF PRINCIPAL, AND ARE             MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
NOT A DEPOSIT OR OBLIGATION OF, OR                 - MFS Massachusetts Investors Trust Portfolio      SAST
GUARANTEED OR ENDORSED BY, ANY BANK.               - MFS Mid Cap Growth Portfolio                     SAST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
FEDERAL DEPOSIT INSURANCE                          - Emerging Markets Portfolio                       SAST
CORPORATION, THE FEDERAL RESERVE                   - International Growth & Income Portfolio          SAST
BOARD OR ANY OTHER AGENCY.                         - Putnam Growth: Voyager Portfolio                 SAST
                                                MANAGED BY VAN KAMPEN
                                                   - International Diversified Equities Portfolio     SAST
                                                   - Technology Portfolio                             SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                    SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                       SAST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                       SAST
                                              BONDS:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                        SAST
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                         SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                            SAST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                  SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                        SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
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First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:


       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

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         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
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If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

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                          TABLE OF CONTENTS
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 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Contract Maintenance Fee...............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     6
 THE POLARIS VARIABLE ANNUITY.................................     7
 PURCHASING A POLARIS VARIABLE ANNUITY........................     7
       Allocation of Purchase Payments........................     8
       Accumulation Units.....................................     8
       Right to Examine.......................................     8
       Exchange Offers........................................     8
 INVESTMENT OPTIONS...........................................     8
       Variable Portfolios....................................     8
           Anchor Series Trust................................     9
           SunAmerica Series Trust............................     9
       Fixed Account Options..................................     9
       Asset Allocation Program...............................    10
       Enrolling in the Program...............................    10
       Withdrawals............................................    10
       Keeping Your Program on Target.........................    10
       Important Information..................................    11
       Transfers During the Accumulation Phase................    11
       Dollar Cost Averaging..................................    12
       Asset Allocation Rebalancing...........................    12
       Principal Advantage Program............................    13
       Voting Rights..........................................    13
       Substitution...........................................    13
 ACCESS TO YOUR MONEY.........................................    13
       Systematic Withdrawal Program..........................    14
       Minimum Contract Value.................................    14
 DEATH BENEFIT................................................    14
 EXPENSES.....................................................    15
       Annual Separate Account Expenses.......................    15
       Withdrawal Charges.....................................    15
       Investment Charges.....................................    16
       Contract Administration Charge.........................    16
       Transfer Fee...........................................    16
       Income Taxes...........................................    16
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    16
 INCOME OPTIONS...............................................    16
       Annuity Date...........................................    16
       Income Options.........................................    17
       Fixed or Variable Income Payments......................    17
       Income Payments........................................    17
       Transfers During the Income Phase......................    18
       Deferment of Payments..................................    18
 TAXES........................................................    18
       Annuity Contracts in General...........................    18
       Tax Treatment of Distributions - Non-Qualified
       Contracts..............................................    18
       Tax Treatment of Distributions - Qualified Contracts...    19
       Minimum Distributions..................................    19
       Tax Treatment of Death Benefits........................    20
       Contracts Owned by A Trust or Corporation..............    20
       Gifts, Pledges and/or Assignments of a Contract........    20
       Diversification and Investor Control...................    20
 PERFORMANCE..................................................    20
 OTHER INFORMATION............................................    21
       First SunAmerica.......................................    21
       The Separate Account...................................    21
       The General Account....................................    21
       Distribution of the Contract...........................    21
       Administration.........................................    21
       Legal Proceedings......................................    22
       Ownership..............................................    22
       Independent Accountants................................    22
       Registration Statement.................................    22
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")................   B-1
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                              GLOSSARY
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 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 LATEST ANNUITY DATE - Your 90th birthday.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust and the SunAmerica
 Series Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust and the SunAmerica Series Trust.

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                                   HIGHLIGHTS
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FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris/Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that We receive your request. This amount may be more or less than your original Purchase Payment. Please see PURCHASING A POLARIS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over a period of 7 years as follows:

   YEARS:.............................   1    2    3    4    5    6    7    8
                                        7%   6%   5%   4%   3%   2%   1%   0%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.

CONTRACT MAINTENANCE FEE
    $30 (waived if contract value $50,000 or more)
SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

             TOTAL ANNUAL UNDERLYING PORTFOLIO                MINIMUM   MAXIMUM
             ---------------------------------                -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.52%     1.53%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, and expenses of the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:
MAXIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.53%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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$1,013   $1,457    $1,925     $3,411
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(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $313     $957     $1,625     $3,411
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(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $308     $942     $1,601     $3,411
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MINIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $912    $1,155    $1,424     $2,421
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(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $212     $655     $1,124     $2,421
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(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $207     $640     $1,098     $2,369
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EXPLANATION OF FEE TABLES AND EXAMPLES
1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.
2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

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                          THE POLARIS VARIABLE ANNUITY
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An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris Variable Annuity. When you purchase a Polaris Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
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                     PURCHASING A POLARIS VARIABLE ANNUITY
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An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

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                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
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      Qualified             $2,000              $250
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    Non-Qualified           $5,000              $500
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Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the same owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the Minimum Initial Purchase Payment is made. We reserve the right to change the amount at which preapproval is required at anytime.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85 and may not issue a contract with Principal Rewards to anyone over age 80.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day We receive your request or the money you invested, less any Right to Examine Payment Enhancement Deduction.

If you decide to cancel your contract during the Right to Examine period, generally, We will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day We receive your request.

We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the

Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SAST") portfolios. SunAmerica Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

The Variable Portfolios, along with the Trust's subadvisers are listed below:

STOCKS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST
      - "Dogs" of Wall Street Portfolio                                     SAST
      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated American Leaders Portfolio                                SAST
      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid Cap Growth Portfolio                                        SAST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
  MANAGED BY VAN KAMPEN
      - International Diversified Equities Portfolio                        SAST
      - Technology Portfolio                                                SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                          SAST

BONDS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                           SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX B SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. If you do not elect to participate in the Principal Rewards program, We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Principal Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to Our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.aigsunamerica.com). Generally, We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you instruct us otherwise. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow Our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PT. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in Our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions in writing, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS BELOW.
WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the fixed account option (source account) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer DCAFAs for specified time periods exclusively to facilitate the DCA program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFAs, We transfer all your money allocated to that account into the Variable Portfolios, over the selected time period, at an offered frequency of your choosing.

You may terminate a DCA program at any time. If money remains in the DCAFAs, We transfer the remaining money according to your instructions or to your current allocations on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:
     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

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                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
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      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
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     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to

     50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

This program is only available if we are currently offering FAGPs to support the program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA applicable to the fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

Although, We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionately reduce the amount of any corresponding Deferred Payment Enhancement relative to the amount of the Purchase Payment withdrawn.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
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If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

For contracts issued prior to April 28, 1997 the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or
     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or
     - After your seventh contract anniversary, the greater of:
        (a) the value of your contract on the day before your last contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since that anniversary; or
        (b) the death benefit on the day before your last contract anniversary, less any withdrawals (and any fees or charges applicable to such withdrawals) since that date.

For contracts issued on or after April 28, 1997 and before October 24, 2001, the death benefit is the greater of:

     - the value of your contract at the time We receive all required paperwork necessary to process a death benefit claim and satisfactory proof of death; or

     - total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     - the maximum of the anniversary values prior to your 81st birthday. The anniversary value of your contract is equal to the value of your contract on each contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since the anniversary.

The information below describes the death benefits on contracts issued on or after October 24, 2001:

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

ANNUAL SEPARATE ACCOUNT EXPENSES

The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Separate Account is expected to result in a profit. Profit may be used for any legitimate cost or expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY BELOW. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract.

Generally, the withdrawal charge percentage declines over time. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
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   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
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When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED ABOVE ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS.

     12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

For more detailed information on these Investment Charges refer to the prospectuses for the underlying funds.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ABOVE.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the

Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between and among the fixed investment options and the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the

IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable

Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising six wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers or certain registered representatives that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. AIG SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at

1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account at December 31, 2002, and for each of the two years in the period ended December 31, 2002 are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

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                                  APPENDIX - A
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                  CONDENSED FINANCIAL INFORMATION FOR POLARIS
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                          FISCAL        FISCAL        FISCAL        FISCAL
                           YEAR          YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
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Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.35        $ 14.19      $   17.63     $   21.26
  Ending AUV.........    $ 14.19        $ 17.63      $   21.26     $   23.72
  Ending Number of
    AUs..............     52,583        242,433        510,291       804,058

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Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......    $ 10.55        $ 11.51      $   11.94     $   12.65
  Ending AUV.........    $ 11.51        $ 11.94      $   12.65     $   13.66
  Ending Number of
    AUs..............     37,576        127,538        190,449       626,578

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Growth (Inception
  Date - 4/6/95)
  Beginning AUV......    $ 11.02        $ 12.95      $   16.32     $   20.31
  Ending AUV.........    $ 12.95        $ 16.32      $   20.31     $   24.41
  Ending Number of
    AUs..............     15,156        104,264        196,539       387,194

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Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......    $ 10.17        $ 10.78      $   12.13     $   11.14
  Ending AUV.........    $ 10.78        $ 12.13      $   11.14     $    9.30
  Ending Number of
    AUs..............      5,306         62,002        112,509       110,305

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Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.29     $   11.51
  Ending AUV.........         --        $ 10.29      $   11.51     $   11.86
  Ending Number of
    AUs..............         --        160,390        478,003       596,478

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Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 11.52        $ 15.44      $   19.46     $   24.51
  Ending AUV.........    $ 15.44        $ 19.46      $   24.51     $   32.81
  Ending Number of
    AUs..............     52,943        322,225        679,444     1,175,581

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Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......    $ 11.29        $ 12.64      $   14.97     $   17.98
  Ending AUV.........    $ 12.64        $ 14.97      $   17.98     $   18.22
  Ending Number of
    AUs..............     60,824        264,208        581,922     1,018,350

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Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

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Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......    $ 10.44        $ 10.67      $   11.04     $   11.43
  Ending AUV.........    $ 10.67        $ 11.04      $   11.43     $   11.83
  Ending Number of
    AUs..............     59,731         52,729        231,674       612,898

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Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 10.21        $ 11.10      $   11.65     $   12.54
  Ending AUV.........    $ 11.10        $ 11.65      $   12.54     $   13.15
  Ending Number of
    AUs..............      5,375         48,161        120,997       333,510

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Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.84        $ 13.29      $   16.68     $   21.30
  Ending AUV.........    $ 13.29        $ 16.68      $   21.30     $   23.36
  Ending Number of
    AUs..............    113,664        605,579      1,424,342     2,149,519

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"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

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                         FISCAL                      FISCAL        FISCAL        FISCAL
                          YEAR       11/30/1999-      YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01      12/31/02
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Capital Appreciation
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.72    $     36.39   $     43.17   $    39.336   $    33.864
  Ending AUV.........   $   36.39    $     43.17   $     39.34   $    33.864   $    25.794
  Ending Number of
    AUs..............     979,651      1,008,089     1,176,265     1,090,165     1,002,621
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Government and
  Quality Bond
  (Inception Date -
  5/3/95)
  Beginning AUV......   $   13.66    $     13.37   $     13.28   $    14.557   $    15.330
  Ending AUV.........   $   13.37          13.28         14.56   $    15.330   $    16.504
  Ending Number of
    AUs..............     817,993        844,907       933,714     1,450,903     2,444,416
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Growth (Inception
  Date - 4/6/95)
  Beginning AUV......   $   24.41    $     29.74   $     32.61   $    31.785   $    27.208
  Ending AUV.........   $   29.74          32.61         31.78   $    27.208   $    20.859
  Ending Number of
    AUs..............     543,129        544,578       694,931       667,604       637,426
-----------------------------------------------------------------------------
Natural Resources
  (Inception Date -
  5/30/95)
  Beginning AUV......   $    9.30    $     11.40   $     12.50   $    14.706   $    14.327
  Ending AUV.........   $   11.40    $     12.50   $     14.71   $    14.327   $    15.293
  Ending Number of
    AUs..............     145,614        149,945       161,958       168,114       211,766
-----------------------------------------------------------------------------
Aggressive Growth
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   11.86    $     19.02   $     24.30   $    20.283   $    13.648
  Ending AUV.........   $   19.02    $     24.30   $     20.28   $    13.648   $    10.123
  Ending Number of
    AUs..............     805,328        867,740     1,181,778       947,783       796,979
-----------------------------------------------------------------------------
Alliance Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   32.81    $     44.31   $     48.56   $    38.509   $    32.621
  Ending AUV.........   $   44.31    $     48.56   $     38.51   $    32.621   $    22.076
  Ending Number of
    AUs..............   1,901,945      2,004,501     2,241,731     2,083,516     1,750,852
-----------------------------------------------------------------------------
Asset Allocation
  (Inception Date -
  4/24/95)
  Beginning AUV......   $   18.22    $     19.10   $     19.81   $    19.448   $    18.614
  Ending AUV.........   $   19.10    $     19.81   $     19.45   $    18.614   $    16.951
  Ending Number of
    AUs..............   1,041,762      1,050,186       943,919       908,702       707,564
-----------------------------------------------------------------------------
Blue Chip Growth
  (Inception Date -
  1/4/01)
  Beginning AUV......          --             --            --   $     8.629   $     6.692
  Ending AUV.........          --             --            --   $     6.692   $     4.661
  Ending Number of
    AUs..............          --             --            --        71,516       162,667
-----------------------------------------------------------------------------
Cash Management
  (Inception Date -
  4/27/95)
  Beginning AUV......   $   11.83    $     12.20   $     12.25   $    12.793   $    13.062
  Ending AUV.........   $   12.20    $     12.25   $     12.79   $    13.062   $    13.040
  Ending Number of
    AUs..............   1,003,095      1,022,344       845,056     1,624,211     1,350,084
-----------------------------------------------------------------------------
Corporate Bond
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   13.15    $     12.78   $     12.76   $    13.190   $    13.972
  Ending AUV.........   $   12.78    $     12.76   $     13.19   $    13.972   $    14.788
  Ending Number of
    AUs..............     443,122        451,341       533,404       678,806       728,829
-----------------------------------------------------------------------------
Davis Venture Value
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   23.36    $     26.57   $     27.88   $    30.052   $    26.245
  Ending AUV.........   $   26.57    $     27.88   $     30.05   $    26.245   $    21.522
  Ending Number of
    AUs..............   2,363,904      2,370,974     2,436,491     2,548,423     2,160,663
-----------------------------------------------------------------------------
"Dogs" of Wall Street
  (Inception Date -
  10/19/99)
  Beginning AUV......       10.00    $      9.12   $      8.99   $     9.122   $     9.692
  Ending AUV.........   $    9.12    $      8.99   $      9.12   $     9.692   $     8.920
  Ending Number of
    AUs..............       7,956         23,471        73,876        13,220       321,081
-----------------------------------------------------------------------------
                                     AUV - Accumulation Unit Value
                                     AU - Accumulation Units

                          FISCAL        FISCAL        FISCAL        FISCAL
                           YEAR          YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......         --             --      $   10.00     $    7.97
  Ending AUV.........         --             --      $    7.97     $    6.14
  Ending Number of
    AUs..............         --             --         85,313       180,636

-----------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.00     $   13.62
  Ending AUV.........         --        $ 11.00      $   13.62     $   15.86
  Ending Number of
    AUs..............         --         69,098        218,504       450,138

-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.37        $ 11.20      $   12.25     $   13.08
  Ending AUV.........    $ 11.20        $ 12.25      $   13.08     $   14.40
  Ending Number of
    AUs..............     12,162         52,993        148,602       257,259

-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......    $ 11.99        $ 13.01      $   15.15     $   16.90
  Ending AUV.........    $ 13.01        $ 15.15      $   16.90     $   19.21
  Ending Number of
    AUs..............     26,604        117,488        310,271       416,656

-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......    $ 11.15        $ 13.32      $   16.70     $   21.41
  Ending AUV.........    $ 13.32        $ 16.70      $   21.41     $   25.71
  Ending Number of
    AUs..............     45,266        259,344        614,307     1,032,483

-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 11.18        $ 11.48      $   12.99     $   14.66
  Ending AUV.........    $ 11.48        $ 12.99      $   14.66     $   14.25
  Ending Number of
    AUs..............     40,706        220,725        547,787     1,089,050

-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......    $  9.45        $ 10.07      $   11.39     $   11.62
  Ending AUV.........    $ 10.07        $ 11.39      $   11.62     $   13.53
  Ending Number of
    AUs..............     58,058        355,952        753,010       904,048

-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......         --             --      $   10.00     $   10.33
  Ending AUV.........         --             --      $   10.33     $   11.16
  Ending Number of
    AUs..............         --             --         86,248       309,301

-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.61        $ 12.81      $   14.94     $   17.63
  Ending AUV.........    $ 12.81        $ 14.94      $   17.63     $   20.46
  Ending Number of
    AUs..............     22,973         94,650        154,635       191,762

-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......    $ 10.90        $ 12.33      $   13.82     $   15.45
  Ending AUV.........    $ 12.33        $ 13.82      $   15.45     $   17.28
  Ending Number of
    AUs..............     41,654        157,110        230,784       277,940

-----------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......    $ 10.36        $ 12.60      $   14.88     $   18.47
  Ending AUV.........    $ 12.60        $ 14.88      $   18.47     $   22.29
  Ending Number of
    AUs..............     31,960        114,619        231,883       473,526

-----------------------------------------------------------------------------

                         FISCAL                      FISCAL        FISCAL        FISCAL
                          YEAR       11/30/1999-      YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01      12/31/02
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Emerging Markets
  (Inception Date -
  6/12/97)
  Beginning AUV......   $    6.14    $      8.99   $     10.77   $     6.755   $     6.539
  Ending AUV.........   $    8.99    $     10.77   $      6.75   $     6.539   $     5.980
  Ending Number of
    AUs..............     324,647        346,205       619,415       604,720       556,391
-----------------------------------------------------------------------------
Federated Value
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.86    $     16.43   $     16.89   $    17.029   $    16.381
  Ending AUV.........   $   16.43    $     16.89   $     17.03   $    16.381   $    12.944
  Ending Number of
    AUs..............     555,385        562,638       569,507       892,376       663,459
-----------------------------------------------------------------------------
Global Bond
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   14.40    $     14.11   $     14.09   $    15.158   $    15.678
  Ending AUV.........   $   14.11    $     14.09   $     15.16   $    15.678   $    16.361
  Ending Number of
    AUs..............     331,825        341,155       303,023       298,386       263,494
-----------------------------------------------------------------------------
Global Equities
  (Inception Date -
  5/22/95)
  Beginning AUV......   $   19.21    $     24.20   $     26.57   $    21.653   $    17.472
  Ending AUV.........   $   24.20    $     26.57   $     21.65   $    17.472   $    12.588
  Ending Number of
    AUs..............     461,621        484,217       695,920       627,495       473,807
-----------------------------------------------------------------------------
Goldman Sachs
  Research (Inception
  Date - 1/9/01)
  Beginning AUV......          --             --            --   $     9.332   $     7.173
  Ending AUV.........          --             --            --   $     7.173   $     5.080
  Ending Number of
    AUs..............          --             --            --        39,318        92,004
-----------------------------------------------------------------------------
Growth-Income
  (Inception Date -
  4/12/95)
  Beginning AUV......   $   25.71    $     33.11   $     35.91   $    32.417   $    26.847
  Ending AUV.........   $   33.11    $     35.91   $     32.42   $    26.847   $    20.850
  Ending Number of
    AUs..............   1,679,055      1,734,522     1,935,691     1,840,665     1,558,697
-----------------------------------------------------------------------------
Growth Opportunities
  (Inception Date -
  2/7/01)
  Beginning AUV......          --             --            --   $     8.515   $     5.807
  Ending AUV.........          --             --            --   $     5.807   $     3.443
  Ending Number of
    AUs..............          --             --            --        93,154       145,691
-----------------------------------------------------------------------------
High-Yield Bond
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   14.25    $     14.71   $     14.87   $    13.278   $    12.511
  Ending AUV.........   $   14.71    $     14.87   $     13.28   $    12.511   $    11.607
  Ending Number of
    AUs..............   1,006,610      1,172,818     1,049,023       792,749       827,236
-----------------------------------------------------------------------------
International
  Diversified
  Equities (Inception
  Date - 4/12/95)
  Beginning AUV......   $   13.53    $     15.49   $     16.92   $    13.614   $    10.196
  Ending AUV.........   $   15.49    $     16.92   $     13.61   $    10.196   $     7.175
  Ending Number of
    AUs..............     921,115        905,352       913,536       849,549       776,423
-----------------------------------------------------------------------------
International Growth
  and Income
  (Inception Date -
  6/9/97)
  Beginning AUV......   $   11.16    $     13.40   $     14.07   $    14.023   $    10.743
  Ending AUV.........   $   13.40    $     14.07   $     14.02   $    10.743   $     8.367
  Ending Number of
    AUs..............     475,183        512,671       698,555       726,543       698,601
-----------------------------------------------------------------------------
MFS Growth and Income
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   20.46    $     22.55   $     23.67   $    23.224   $    19.203
  Ending AUV.........   $   22.55    $     23.67   $     23.22   $    19.203   $    14.944
  Ending Number of
    AUs..............     430,432        445,395       502,203       553,233       566,991
-----------------------------------------------------------------------------
MFS Mid-Cap Growth
  (Inception Date -
  10/19/99)
  Beginning AUV......   $   10.00    $     14.23   $     16.31   $    17.607   $    13.420
  Ending AUV.........   $   14.23    $     16.31   $     17.61   $    13.420   $     6.982
  Ending Number of
    AUs..............      65,176         88,761       444,486       588,354       652,943
-----------------------------------------------------------------------------
MFS Total Return
  (Inception Date -
  5/8/95)
  Beginning AUV......   $   17.28    $     18.50   $     18.60   $    21.433   $    21.225
  Ending AUV.........   $   18.50    $     18.60   $     21.43   $    21.225   $    19.891
  Ending Number of
    AUs..............     464,535        490,051       508,441       742,776       886,843
-----------------------------------------------------------------------------
Putnam Growth
  (Inception Date -
  4/6/95)
  Beginning AUV......   $   22.29    $     28.36   $     31.67   $    25.556   $    19.097
  Ending AUV.........   $   28.36    $     31.67   $     25.56   $    19.097   $    13.832
  Ending Number of
    AUs..............     828,070        870,842       997,394       883,836       704,123
-----------------------------------------------------------------------------
                                     AUV - Accumulation Unit Value
                                     AU - Accumulation Units

                          FISCAL        FISCAL        FISCAL        FISCAL
                           YEAR          YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS     11/30/95      11/30/96      11/30/97      11/30/98
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......         --             --      $   10.00     $   11.44
  Ending AUV.........         --             --      $   11.44     $    9.80
  Ending Number of
    AUs..............         --             --         56,379       132,769

-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   11.04     $   13.22
  Ending AUV.........         --        $ 11.04      $   13.22     $   15.60
  Ending Number of
    AUs..............         --         72,909        240,556       467,727

-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......         --             --             --            --
  Ending AUV.........         --             --             --            --
  Ending Number of
    AUs..............         --             --             --            --

-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......         --        $ 10.00      $   10.67     $   12.74
  Ending AUV.........         --        $ 10.67      $   12.74     $   14.56
  Ending Number of
    AUs..............         --         20,721         59,907       250,048

-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......    $ 10.16        $ 11.36      $   14.20     $   15.98
  Ending AUV.........    $ 11.36        $ 14.20      $   15.98     $   13.57
  Ending Number of
    AUs..............     21,556        124,728        399,865       466,233

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                         FISCAL                      FISCAL        FISCAL        FISCAL
                          YEAR       11/30/1999-      YEAR          YEAR          YEAR
 VARIABLE PORTFOLIOS    11/30/99      12/31/99      12/31/00      12/31/01      12/31/02
---------------------  -------------------------------------------------------------------
---------------------  -------------------------------------------------------------------
Real Estate
  (Inception Date -
  6/2/97)
  Beginning AUV......   $    9.80    $      8.50   $      8.91   $    10.856        11.339
  Ending AUV.........   $    8.50    $      8.91   $     10.86   $    11.339        11.860
  Ending Number of
    AUs..............     140,396        146,237       227,262       251,509       304,254
-----------------------------------------------------------------------------
SunAmerica Balanced
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   15.60    $     18.23   $     19.69   $    17.560   $    15.021
  Ending AUV.........   $   18.23    $     19.69   $     17.56   $    15.021   $    12.550
  Ending Number of
    AUs..............   1,003,514      1,067,349     1,236,604     1,184,966     1,002,246
-----------------------------------------------------------------------------
Technology (Inception
  Date - 1/19/01)
  Beginning AUV......          --             --            --   $     7.101   $     3.452
  Ending AUV.........          --             --            --   $     3.452   $     1.722
  Ending Number of
    AUs..............          --             --            --        97,649       197,783
-----------------------------------------------------------------------------
Telecom Utility
  (Inception Date -
  6/3/96)
  Beginning AUV......   $   14.56    $     15.16   $     15.11   $    13.538   $    11.504
  Ending AUV.........   $   15.16    $     15.11   $     13.54   $    11.504   $     8.638
  Ending Number of
    AUs..............     308,375        382,240       386,004       385,837       294,108
-----------------------------------------------------------------------------
Worldwide High Income
  (Inception Date -
  5/2/95)
  Beginning AUV......   $   13.57    $     15.23   $     15.70   $    15.005   $    14.299
  Ending AUV.........   $   15.23    $     15.70   $     15.00   $    14.299   $    14.029
  Ending Number of
    AUs..............     478,116        472,561       417,746       372,116       306,730
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

             AUV - Accumulation Unit Value
             AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.

        L is 0.005.

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

- If a withdrawal is made within 30 days after the end of a guarantee period;

- If a withdrawal is made to pay contract fees and charges;

- To pay a death benefit; and

- Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

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   Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

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                                            As filed pursuant to Rule 424(B)(3)
                                            under the Securities Act of
                                            1933 Registration No. 333-39158





                               [POLARIS II LOGO]

                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris II Variable Annuity.                  FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed
To learn more about the annuity               account options and Variable Portfolios listed below. The
offered by this prospectus, you can           fixed account options may include specified periods of 1, 3,
obtain a copy of the Statement of             5, 7 and 10 years and dollar cost averaging fixed accounts
Additional Information ("SAI") dated          for 6-month and 1-year periods. The Variable Portfolios are
May 1, 2003. The SAI has been filed           part of the American Funds Insurance Series ("AFIS"), the
with the Securities and Exchange              Anchor Series Trust ("AST"), the Lord Abbett Series Fund,
Commission ("SEC") and is                     Inc. ("LASF"), the SunAmerica Series Trust ("SAST") and the
incorporated by reference into this           Van Kampen Life Investment Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears at the end of this            STOCKS:
prospectus. For a free copy of the              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
SAI, call Us at (800) 99NY-SUN or                  - Aggressive Growth Portfolio                      SAST
write to Us at Our Annuity Service                 - Blue Chip Growth Portfolio                       SAST
Center, P.O. Box 54299, Los Angeles,               - "Dogs" of Wall Street Portfolio                  SAST
California 90054-0299.                             - Growth Opportunities Portfolio                   SAST
                                                MANAGED BY ALLIANCEBERNSTEIN
In addition, the SEC maintains a                   - Small & Mid Cap Value Portfolio                  SAST
website (http://www.sec.gov) that               MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
contains the SAI, materials                        - Alliance Growth Portfolio                        SAST
incorporated by reference and other                - Global Equities Portfolio                        SAST
information filed electronically with              - Growth-Income Portfolio                          SAST
the SEC by First SunAmerica Life                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Insurance Company.                                 - American Funds Global Growth Portfolio           AFIS
                                                   - American Funds Growth Portfolio                  AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                 - American Funds Growth-Income Portfolio           AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE             MANAGED BY DAVIS ADVISORS
NOT A DEPOSIT OR OBLIGATION OF, OR                 - Davis Venture Value Portfolio                    SAST
GUARANTEED OR ENDORSED BY, ANY BANK.               - Real Estate Portfolio                            SAST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY FEDERATED INVESTMENT COUNSELING
FEDERAL DEPOSIT INSURANCE                          - Federated American Leaders Portfolio             SAST
CORPORATION, THE FEDERAL RESERVE                   - Telecom Utility Portfolio                        SAST
BOARD OR ANY OTHER AGENCY.                      MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
                                                   - Goldman Sachs Research Portfolio                 SAST
                                                MANAGED BY LORD, ABBETT & CO
                                                   - Lord Abbett Series Fund Growth and Income
                                                     Portfolio                                         LASF
                                                MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                   - Marsico Growth Portfolio                         SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Massachusetts Investors Trust Portfolio      SAST
                                                   - MFS Mid Cap Growth Portfolio                     SAST
                                                MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
                                                   - Emerging Markets Portfolio                       SAST
                                                   - International Growth & Income Portfolio          SAST
                                                   - Putnam Growth: Voyager Portfolio                 SAST
                                                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                   - Foreign Value Portfolio                          SAST
                                                MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                   - International Diversified Equities Portfolio     SAST
                                                   - Technology Portfolio                             SAST
                                                   - Van Kampen LIT Comstock Portfolio, Class II
                                                     Shares                                            VKT
                                                   - Van Kampen LIT Emerging Growth Portfolio,
                                                     Class II Shares                                   VKT
                                                   - Van Kampen LIT Growth and Income Portfolio,
                                                     Class II Shares                                   VKT
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                    SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                       SAST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                       SAST
                                              BONDS:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                        SAST
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                         SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                            SAST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                  SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                        SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

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                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:


       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

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         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
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If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

 -------------------------------------------------------------------
 -------------------------------------------------------------------
                          TABLE OF CONTENTS
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Contract Maintenance Fee...............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     6
 THE POLARIS II VARIABLE ANNUITY..............................     7
 PURCHASING A POLARIS II VARIABLE ANNUITY.....................     7
       Allocation of Purchase Payments........................     8
       Accumulation Units.....................................     8
       Right to Examine.......................................     8
       Exchange Offers........................................     8
 INVESTMENT OPTIONS...........................................     8
       Variable Portfolios....................................     8
           Anchor Series Trust................................     9
           SunAmerica Series Trust............................     9
           American Funds Insurance Series....................     9
           Lord Abbett Series Fund, Inc. .....................     9
           Van Kampen Life Investment Trust...................     9
       Fixed Account Options..................................    10
       Dollar Cost Averaging..................................    10
       Asset Allocation Rebalancing...........................    13
       Principal Advantage Program............................    13
       Voting Rights..........................................    13
       Substitution...........................................    13
 ACCESS TO YOUR MONEY.........................................    14
       Systematic Withdrawal Program..........................    14
       Minimum Contract Value.................................    15
 DEATH BENEFIT................................................    15
 EXPENSES.....................................................    15
       Annual Separate Account Expenses.......................    15
       Withdrawal Charges.....................................    16
       Investment Charges.....................................    16
       Contract Administration Charge.........................    16
       Transfer Fee...........................................    16
       Income Taxes...........................................    16
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    16
 INCOME OPTIONS...............................................    17
       Annuity Date...........................................    17
       Income Options.........................................    17
       Fixed or Variable Income Payments......................    17
       Income Payments........................................    18
       Transfers During the Income Phase......................    18
       Deferment of Payments..................................    18
 TAXES........................................................    18
       Annuity Contracts in General...........................    18
       Tax Treatment of Distributions - Non-Qualified
       Contracts..............................................    19
       Tax Treatment of Distributions - Qualified Contracts...    19
       Minimum Distributions..................................    19
       Tax Treatment of Death Benefits........................    20
       Contracts Owned by A Trust or Corporation..............    20
       Gifts, Pledges and/or Assignments of a Contract........    20
       Diversification and Investor Control...................    20
 PERFORMANCE..................................................    21
 OTHER INFORMATION............................................    21
       First SunAmerica.......................................    21
       The Separate Account...................................    21
       The General Account....................................    21
       Distribution of the Contract...........................    21
       Administration.........................................    22
       Legal Proceedings......................................    22
       Ownership..............................................    22
       Independent Accountants................................    22
       Registration Statement.................................    22
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")................   B-1
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                              GLOSSARY
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 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 LATEST ANNUITY DATE - Your 90th birthday.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, the American Funds
 Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the Lord
 Abbett Series Fund, Inc., the SunAmerica Series Trust or the Van
 Kampen Life Investment Trust.

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                                   HIGHLIGHTS
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FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that We receive your request. This amount may be more or less than your original Purchase Payment. Please see PURCHASING A POLARIS II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over a period of 7 years as follows:

   YEARS:.............................   1    2    3    4    5    6    7    8
                                        7%   6%   5%   4%   3%   2%   1%   0%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.

CONTRACT MAINTENANCE FEE
    $30 (waived if contract value $50,000 or more)
SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

             TOTAL ANNUAL UNDERLYING PORTFOLIO                MINIMUM   MAXIMUM
             ---------------------------------                -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.60%     2.38%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:
MAXIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 4.82%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
$1,097   $1,704    $2,328     $4,164
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $397    $1,204    $2,028     $4,164
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $392    $1,189    $2,004     $4,121
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-------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $920    $1,179    $1,464     $2,503
-------------------------------------
-------------------------------------

(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $220     $679     $1,164     $2,503
-------------------------------------
-------------------------------------

(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
-------------------------------------
 $215     $664     $1,139     $2,452
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-------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES
1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. The underlying portfolio expenses used to calculate the maximum expense examples are estimated because the underlying portfolio was not available for the entire fiscal year. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.
2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

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                        THE POLARIS II VARIABLE ANNUITY
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An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris II Variable Annuity. When you purchase a Polaris II Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
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                    PURCHASING A POLARIS II VARIABLE ANNUITY
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An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the same owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the Minimum Initial Purchase Payment is made. We reserve the right to change the amount at which preapproval is required at anytime.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85 and may not issue a contract with Principal Rewards to anyone over age 80.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day We receive your request or the money you invested, less any Right to Examine Payment Enhancement Deduction.

If you decide to cancel your contract during the Right to Examine period, generally, We will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day We receive your request.

We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/ unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Capital Research and Management Company is the investment adviser to the American Funds Insurance Series. Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SAST") portfolios. SunAmerica Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.

     LORD ABBETT SERIES FUND, INC.

Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust contains investment portfolios in addition to those listed here which are not available for investment under this contract.

The Variable Portfolios, along with the Trust's subadvisers are listed below:

STOCKS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST
      - "Dogs" of Wall Street Portfolio                                     SAST
      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCEBERNSTEIN
      - Small & Mid Cap Value Portfolio                                     SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                              AFIS
      - American Funds Growth Portfolio                                     AFIS
      - American Funds Growth-Income Portfolio                              AFIS
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated American Leaders Portfolio                                SAST
      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                 LASF
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Marsico Growth Portfolio                                            SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid Cap Growth Portfolio                                        SAST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                             SAST
  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio                        SAST
      - Technology Portfolio                                                SAST
      - Van Kampen LIT Comstock Portfolio, Class II Shares                   VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                          SAST

BONDS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                           SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX C SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. If you do not elect to participate in the Principal Rewards program, We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Principal Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

APPENDIX B SHOWS HOW WE CALCULATE THE MVA.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to Our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.aigsunamerica.com). Generally, We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you instruct us otherwise. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow Our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PT. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in Our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions in writing, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the fixed account option (source account) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer DCAFAs for specified time periods exclusively to facilitate the DCA program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFAs, We transfer all your money allocated to that account into the Variable Portfolios, over the selected time period, at an offered frequency of your choosing.

You may terminate a DCA program at any time. If money remains in the DCAFAs, We transfer the remaining money according to your instructions or to your current allocations on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

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                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
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      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

This program is only available if we are currently offering FAGPs to support the program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA applicable to the fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

Although, We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionately reduce the amount of any corresponding Deferred Payment Enhancement relative to the amount of the Purchase Payment withdrawn.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
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If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.
You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

ANNUAL SEPARATE ACCOUNT EXPENSES

The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Separate Account is expected to result in a profit. Profit may be used for any legitimate cost or expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY BELOW. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
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   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
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When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED ABOVE ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS.

     12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges refer to the prospectuses for the underlying funds.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ABOVE.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between and among the fixed investment options and the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising six wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers or certain registered representatives that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. AIG SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account at December 31, 2002, and for each of the two years in the period ended December 31, 2002 are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

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                                  APPENDIX - A
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                 CONDENSED FINANCIAL INFORMATION FOR POLARIS II
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                                                                              FISCAL
                                                                               YEAR
VARIABLE PORTFOLIOS                                                          12/31/02
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Capital Appreciation (Inception Date - 12/02/03)
  Beginning AUV...........................................................   $27.667
  Ending AUV..............................................................   $25.794
  Ending Number of AUs....................................................         4

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Government and Quality Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $16.183
  Ending AUV..............................................................   $16.472
  Ending Number of AUs....................................................         6

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Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $22.137
  Ending AUV..............................................................   $20.848
  Ending Number of AUs....................................................         5

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Natural Resources (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $14.699
  Ending AUV..............................................................   $15.272
  Ending Number of AUs....................................................         7

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Aggressive Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $10.639
  Ending AUV..............................................................   $10.077
  Ending Number of AUs....................................................         9

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Alliance Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $23.774
  Ending AUV..............................................................   $21.940
  Ending Number of AUs....................................................         4

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Asset Allocation (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $17.180
  Ending AUV..............................................................   $16.887
  Ending Number of AUs....................................................         6

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Blue Chip Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 5.053
  Ending AUV..............................................................   $ 4.659
  Ending Number of AUs....................................................        20

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Cash Management (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.024
  Ending AUV..............................................................   $13.018
  Ending Number of AUs....................................................        13

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Corporate Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $14.379
  Ending AUV..............................................................   $14.704
  Ending Number of AUs....................................................         7

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Davis Venture Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $22.187
  Ending AUV..............................................................   $21.460
  Ending Number of AUs....................................................         5

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"Dogs" of Wall Street (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 9.177
  Ending AUV..............................................................   $ 8.902
  Ending Number of AUs....................................................   11.....

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Emerging Markets (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 6.213
  Ending AUV..............................................................   $ 5.958
  Ending Number of AUs....................................................        16

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Federated American Leaders (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.332
  Ending AUV..............................................................   $12.912
  Ending Number of AUs....................................................         8

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Foreign Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 9.960
  Ending AUV..............................................................   $ 9.407
  Ending Number of AUs....................................................        10

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AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                              FISCAL
                                                                               YEAR
VARIABLE PORTFOLIOS                                                          12/31/02
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Global Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $16.048
  Ending AUV..............................................................   $16.324
  Ending Number of AUs....................................................         6

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Global Equities (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.154
  Ending AUV..............................................................   $12.546
  Ending Number of AUs....................................................         8

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Goldman Sachs Research (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 5.388
  Ending AUV..............................................................   $ 5.058
  Ending Number of AUs....................................................        19

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Growth-Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $21.715
  Ending AUV..............................................................   $20.787
  Ending Number of AUs....................................................         5

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Growth Opportunities (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 3.799
  Ending AUV..............................................................   $ 3.435
  Ending Number of AUs....................................................        26

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High Yield Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.534
  Ending AUV..............................................................   $11.586
  Ending Number of AUs....................................................         9

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International Diversified Equities (Inception Date -
  12/02/02)
  Beginning AUV...........................................................   $ 7.290
  Ending AUV..............................................................   $ 7.170
  Ending Number of AUs....................................................        14

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International Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.573
  Ending AUV..............................................................   $ 8.330
  Ending Number of AUs....................................................        12

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Marsico Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 7.833
  Ending AUV..............................................................   $ 7.426
  Ending Number of AUs....................................................        13

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MFS Massachusetts Investors Trust (Inception Date -
  12/02/02)
  Beginning AUV...........................................................   $15.713
  Ending AUV..............................................................   $14.930
  Ending Number of AUs....................................................         6

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MFS Mid-Cap Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 7.423
  Ending AUV..............................................................   $ 6.965
  Ending Number of AUs....................................................        14

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MFS Total Return (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $20.353
  Ending AUV..............................................................   $19.853
  Ending Number of AUs....................................................         5

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Putnam Growth: Voyager (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $14.739
  Ending AUV..............................................................   $13.785
  Ending Number of AUs....................................................         7

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Real Estate (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.721
  Ending AUV..............................................................   $11.836
  Ending Number of AUs....................................................         9

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Small & Mid Cap Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $10.464
  Ending AUV..............................................................   $10.122
  Ending Number of AUs....................................................        10

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SunAmerica Balanced (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $12.998
  Ending AUV..............................................................   $12.509
  Ending Number of AUs....................................................         8

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Technology (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 2.048
  Ending AUV..............................................................   $ 1.716
  Ending Number of AUs....................................................        49

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AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                              FISCAL
                                                                               YEAR
VARIABLE PORTFOLIOS                                                          12/31/02
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Telecom Utility (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.494
  Ending AUV..............................................................   $ 8.622
  Ending Number of AUs....................................................        12

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Worldwide High Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.871
  Ending AUV..............................................................   $13.993
  Ending Number of AUs....................................................         7

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Growth and Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.665
  Ending AUV..............................................................   $ 8.180
  Ending Number of AUs....................................................        12

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Comstock (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.543
  Ending AUV..............................................................   $ 8.155
  Ending Number of AUs....................................................        12

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Emerging Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 7.598
  Ending AUV..............................................................   $ 6.997
  Ending Number of AUs....................................................        13

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Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 9.011
  Ending AUV..............................................................   $ 8.791
  Ending Number of AUs....................................................        11

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Global Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.543
  Ending AUV..............................................................   $10.949
  Ending Number of AUs....................................................         9

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Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $12.029
  Ending AUV..............................................................   $10.884
  Ending Number of AUs....................................................         8

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Growth Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.599
  Ending AUV..............................................................   $10.884
  Ending Number of AUs....................................................         9

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AUV - Accumulation Unit Value
AU - Accumulation Units

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                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
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The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.

        L is 0.005.

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

- If a withdrawal is made within 30 days after the end of a guarantee period;

- If a withdrawal is made to pay contract fees and charges;

- To pay a death benefit; and

- Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

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   Please forward a copy (without charge) of the Polaris II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

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                                            As filed pursuant to Rule 424(B)(3)
                                            under the Securities Act of
                                            1933 Registration No. 333-39158






                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
  ----------------------------------------------------------------------------

             SUPPLEMENT TO THE POLARIS PROSPECTUS DATED MAY 1, 2003
                                 ("SUPPLEMENT")

The following information is provided to offer the optional Principal Rewards Program. The sections shown here supplement those in the Prospectus, if the Principal Rewards Program is elected.

If you elect to participate in the Principal Rewards Program at contract issue, We contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this Program, all Purchase Payments are subject to a nine year withdrawal charge schedule. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. You may not elect to participate in this Program if you are age 81 or older at the time of contract issue. Amounts We contribute to your contract under this Program are considered earnings and are allocated to your contract as described below.

HIGHLIGHTS
-------------------

WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS PROGRAM. GENERALLY, PRODUCTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS PRODUCTS WITH THE PRINCIPAL REWARDS PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM HAVE A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE.

WITHDRAWAL CHARGES
------------------------
This variable annuity provides an optional bonus feature called "Principal Rewards." If you elect this feature, in exchange for bonuses credited to your contract, your surrender charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may offset the value of any bonus if you make an early withdrawal.

After a Purchase Payment has been in the contract for nine complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Your surrender schedule if you elect to participate in the Principal Rewards Program will be as follows:

                Please keep this Supplement with your Prospectus

GLOSSARY
----------------

To describe the Principal Rewards Program, we use the following defined terms:

PAYMENT ENHANCEMENT(S) - The amounts allocated to your contract by Us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PRINCIPAL REWARDS PROGRAM - A program that provides a payment enhancement in exchange for a surrender charge that declines over 9 years.

Any other capitalized terms used in this Supplement have the same meaning as the term defined in the Prospectus.

FEE TABLE
-----------------

EXPENSES FOR CONTRACTS WITH PRINCIPAL REWARDS

MAXIMUM OWNER TRANSACTION EXPENSES
Maximum Withdrawal Charges (as a percentage of each Purchase Payment)(1) 9%

(1)WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS                    1     2     3     4     5     6     7     8     9    10
-----                   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
With Principal Rewards  9%    9%    8%    7%    6%    5%    4%    3%    2%    0%

The other expenses in the contract remain the same.

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    MAXIMUM AND MINIMUM EXPENSE EXAMPLES WITH THE PRINCIPAL REWARDS PROGRAM
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These Examples are intended to help you compare the cost of investing in the contract, with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
----------------------------------------------
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.53%)
    (1) If you surrender your contract at the end of the applicable time period:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,305                    $2,028                     $2,668                      $4,247
                =====================================================================================================

    (2)    If you do not surrender your contract:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 405                     $1,228                     $2,068                      $4,247
                =====================================================================================================

    (3)    If you annuitize your contract:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 392                     $1,189                     $2,004                      $4,121
                =====================================================================================================

MINIMUM EXPENSE EXAMPLES
---------------------------------------------
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSE OF 1.52% AND INVESTMENT IN THE UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)
     (1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD AND YOU DO NOT ELECT ANY OPTIONAL FEATURES:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $1,124                    $1,493                     $1,788                      $2,553
                =====================================================================================================

     (2) IF YOU DO NOT SURRENDER YOUR CONTRACT AND YOU DO NOT ELECT ANY OPTIONAL FEATURES:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 224                     $  693                     $1,188                      $2,553
                =====================================================================================================

     (3)     IF YOU ANNUITIZE YOUR CONTRACT:

                      1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
                =====================================================================================================
                      $ 215                     $  664                     $1,139                      $2,452
                =====================================================================================================

NOTE: Examples reflect participation in the Principal Rewards Program and therefore use the Principal Rewards surrender charge schedule and a 2% upfront Payment Enhancement.

THE PROGRAM
-----------------------

If you elect to participate in the Principal Rewards Program, we will contribute certain amounts to your contract as further described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards Program may not perform as well as the contract without the feature.

Enhancement Levels

The Upfront Payment Enhancement Rates, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts invested in the contract. Enhancement Levels may change from time to time, at Our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments, We determine your Enhancement Level by adding your contract value on the date We receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment.

Upfront Payment Enhancement

An Upfront Payment Enhancement is an amount We add to your contract on the day We apply a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect for your Purchase Payments.

Deferred Payment Enhancement

A Deferred Payment Enhancement is an amount We may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by Us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when We apply each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment to which Deferred Payment Enhancement applies prior to the Deferred Payment Enhancement Date, We reduce the amount of corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

An illustration of how We calculate any applicable Deferred Payment Enhancement amount can be found at the end of this supplement in the APPENDIX C -- PRINCIPAL REWARDS EXAMPLES.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:
        --      Your surrender your contract;
        --      A death benefit is paid on your contract;
        --      You switch to the Income Phase of your contract; or
        --      You fully withdraw the corresponding Purchase Payment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments are as follows:

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      ENHANCEMENT              UPFRONT PAYMENT           DEFERRED PAYMENT           DEFERRED PAYMENT
         LEVEL                ENHANCEMENT RATE           ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
Under $40,000                        2%                         0%                         N/A
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$40,000-$99,999                      4%                         0%                         N/A
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$100,000-$499,999                    4%                         1%                 Nine years from the
                                                                                  date We receive each
                                                                                    Purchase Payment.
--------------------------------------------------------------------------------------------------------
$500,000-more                        5%                         1%                 Nine years from the
                                                                                  date We receive each
                                                                                    Purchase Payment.
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Enhancement Levels and Payment Enhancement Rates may change at any time for future payments.

90 Day Window

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90(th) day after your contract was issued, We will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look-Back Adjustment to your contract on or around the 90(th) day following the date of contact issuance. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look-Back Adjustment amount. We will allocate any applicable Upfront Look-Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time We make the contribution and, if applicable, to the Cash Management Portfolio, for a Deferred Look-Back Adjustment.

An example of a Look-Back Adjustment can be found at the end of this supplement in the APPENDIX C -- PRINCIPAL REWARDS EXAMPLES.

Purchase Payments may not be invested in the Dollar Cost Averaging fixed accounts ((DCAFAs) if you participate in the Principal Rewards Program. However, you may be able to use any available fixed account options and/or the Variable Portfolios as a DCA source account.

If you elect Principal Rewards and decide to cancel your contract during the Right to Examine period, We will refund to you the value of your contract on the day We receive your request minus the Right to Examine Payment Adjustment. The Right to Examine Payment Adjustment is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day We receive your Right to Examine request; or (2) the Payment Enhancement amount(s), if any, which We allocate to your contract. Thus, you receive any gain and We bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

If you contract was issued as an IRA and you cancel your contract during the Right to Examine period, We return the greater of (1) your Purchase Payments; or
(2) the value of your contract minus the Right to Examine Payment Enhancement Deduction.

The Principal Rewards Program may not be available through the broker-dealer with which your financial advisor is affiliated. Please check with your financial representative regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

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                                   APPENDIX C
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                       PRINCIPAL REWARDS PROGRAM EXAMPLES
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I.     Deferred Payment Enhancement
If you elect to participate in the Principal Rewards Program at contract issue, We contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment We receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE
The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9(th) contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE
As in Example 1, your Upfront Payment Enhancement is $2,500. This example also assumes the following:
    1.     Your contract value on your 5(th) contract anniversary is $190,000.
    2. You request a withdrawal of $75,000 on your 5(th) contract anniversary.
    3.     No subsequent Purchase Payments have been made.
    4.     No prior withdrawals have been taken.
    5.     Funds are not allocated to a MVA Fixed Accounts.

On your 5(th) contract anniversary your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal of $75,500 of which $10,5000 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of you $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment.

Therefore, only 91.6%, or $114,500 of your initial Purchase Payment remains in your contract.

On your 9(th) contract anniversary, the Deferred Payment Enhancement Date, assuming no other transaction occur affecting the Purchase Payment, We allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.     90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

    ------------------------------------------------------------------------------------------------
         ENHANCEMENT            UPFRONT PAYMENT         DEFERRED PAYMENT         DEFERRED PAYMENT
            LEVEL              ENHANCEMENT RATE         ENHANCEMENT RATE         ENHANCEMENT DATE
    ------------------------------------------------------------------------------------------------
    Under $40,000                     2%                       0%                       N/A
    ------------------------------------------------------------------------------------------------
    $40,000-$99,999                   4%                       0%                       N/A
    ------------------------------------------------------------------------------------------------
    $100,000-$499,999                 4%                       1%               Nine years from the
                                                                               date We receive each
                                                                                 Purchase Payment.
    ------------------------------------------------------------------------------------------------
    $500,000-more                     5%                       1%               Nine years from the
                                                                               date We receive each
                                                                                 Purchase Payment.
    ------------------------------------------------------------------------------------------------

Contracts issued with the Principal Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90(th) day after your contract was issued, We will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If you total Purchase Payments bring you to an Enhancement Level which, as of the date We issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Payment Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:
1. Current Enhancement Levels, Rates and Dates (beginning May 1, 2002) throughout the first 90 days.
2.     No withdrawals in the first 90 days.
3.     Initial Purchase Payment of $35,000 on May 1, 2002.
4.     Subsequent Purchase Payment of $40,000 on June 15, 2002.
5.     Subsequent Purchase Payment of $25,000 on June 30, 2002.
6.     Subsequent Purchase Payment of $7,500 on July 12, 2002.

ENHANCEMENT AT THE TIME PAYMENTS ARE RECEIVED

    ---------------------------------------------------------------------------------------------------------
                                                                                                DEFERRED
           DATE OF               PURCHASE              UPFRONT             DEFERRED              PAYMENT
          PURCHASE                PAYMENT              PAYMENT              PAYMENT            ENHANCEMENT
           PAYMENT                AMOUNT             ENHANCEMENT          ENHANCEMENT             DATE
    ---------------------------------------------------------------------------------------------------------
    May 1, 2002                   $35,000                2%                   0%                   N/A
    ---------------------------------------------------------------------------------------------------------
    June 15, 2002                 $40,000                4%                   0%                   N/A
    ---------------------------------------------------------------------------------------------------------
    June 30, 2002                 $25,000                4%                   1%              June 30, 2011
    ---------------------------------------------------------------------------------------------------------
    July 12, 2002                 $7,500                 4%                   1%              July 12, 2011
    ---------------------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENT ON THE 90(TH) DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90(th) day following contract issue, as follows:

    ---------------------------------------------------------------------------------------------------------
                                                                                                DEFERRED
           DATE OF               PURCHASE              UPFRONT             DEFERRED              PAYMENT
          PURCHASE                PAYMENT              PAYMENT              PAYMENT            ENHANCEMENT
           PAYMENT                AMOUNT             ENHANCEMENT          ENHANCEMENT             DATE
    ---------------------------------------------------------------------------------------------------------
    May 1, 2002                   $35,000                4%                   1%               May 1, 2011
    ---------------------------------------------------------------------------------------------------------
    June 15, 2002                 $40,000                4%                   1%              June 15, 2011
    ---------------------------------------------------------------------------------------------------------
    June 30, 2002                 $25,000                4%                   1%              June 30, 2011
    ---------------------------------------------------------------------------------------------------------
    July 12, 2002                 $7,500                 4%                   1%              July 12, 2011
    ---------------------------------------------------------------------------------------------------------

Date: May 1, 2003

                Please keep this Supplement with your Prospectus

                               [POLARIS II LOGO]

                                   PROSPECTUS
                                  MAY 1, 2003

Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris II Variable Annuity.                  FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices - both fixed
To learn more about the annuity               account options and Variable Portfolios listed below. The
offered by this prospectus, you can           fixed account options may include specified periods of 1, 3,
obtain a copy of the Statement of             5, 7 and 10 years and dollar cost averaging fixed accounts
Additional Information ("SAI") dated          for 6-month and 1-year periods. The Variable Portfolios are
May 1, 2003. The SAI has been filed           part of the American Funds Insurance Series ("AFIS"), the
with the Securities and Exchange              Anchor Series Trust ("AST"), the Lord Abbett Series Fund,
Commission ("SEC") and is                     Inc. ("LASF"), the SunAmerica Series Trust ("SAST") and the
incorporated by reference into this           Van Kampen Life Investment Trust ("VKT").
prospectus. The Table of Contents of
the SAI appears at the end of this            STOCKS:
prospectus. For a free copy of the              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
SAI, call Us at (800) 99NY-SUN or                  - Aggressive Growth Portfolio                      SAST
write to Us at Our Annuity Service                 - Blue Chip Growth Portfolio                       SAST
Center, P.O. Box 54299, Los Angeles,               - "Dogs" of Wall Street Portfolio                  SAST
California 90054-0299.                             - Growth Opportunities Portfolio                   SAST
                                                MANAGED BY ALLIANCEBERNSTEIN
In addition, the SEC maintains a                   - Small & Mid Cap Value Portfolio                  SAST
website (http://www.sec.gov) that               MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
contains the SAI, materials                        - Alliance Growth Portfolio                        SAST
incorporated by reference and other                - Global Equities Portfolio                        SAST
information filed electronically with              - Growth-Income Portfolio                          SAST
the SEC by First SunAmerica Life                MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
Insurance Company.                                 - American Funds Global Growth Portfolio           AFIS
                                                   - American Funds Growth Portfolio                  AFIS
ANNUITIES INVOLVE RISKS, INCLUDING                 - American Funds Growth-Income Portfolio           AFIS
POSSIBLE LOSS OF PRINCIPAL, AND ARE             MANAGED BY DAVIS ADVISORS
NOT A DEPOSIT OR OBLIGATION OF, OR                 - Davis Venture Value Portfolio                    SAST
GUARANTEED OR ENDORSED BY, ANY BANK.               - Real Estate Portfolio                            SAST
THEY ARE NOT FEDERALLY INSURED BY THE           MANAGED BY FEDERATED INVESTMENT COUNSELING
FEDERAL DEPOSIT INSURANCE                          - Federated American Leaders Portfolio             SAST
CORPORATION, THE FEDERAL RESERVE                   - Telecom Utility Portfolio                        SAST
BOARD OR ANY OTHER AGENCY.                      MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
                                                   - Goldman Sachs Research Portfolio                 SAST
                                                MANAGED BY LORD, ABBETT & CO
                                                   - Lord Abbett Series Fund Growth and Income
                                                     Portfolio                                         LASF
                                                MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                   - Marsico Growth Portfolio                         SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Massachusetts Investors Trust Portfolio      SAST
                                                   - MFS Mid Cap Growth Portfolio                     SAST
                                                MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
                                                   - Emerging Markets Portfolio                       SAST
                                                   - International Growth & Income Portfolio          SAST
                                                   - Putnam Growth: Voyager Portfolio                 SAST
                                                MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                   - Foreign Value Portfolio                          SAST
                                                MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                   - International Diversified Equities Portfolio     SAST
                                                   - Technology Portfolio                             SAST
                                                   - Van Kampen LIT Comstock Portfolio, Class II
                                                     Shares                                            VKT
                                                   - Van Kampen LIT Emerging Growth Portfolio,
                                                     Class II Shares                                   VKT
                                                   - Van Kampen LIT Growth and Income Portfolio,
                                                     Class II Shares                                   VKT
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Capital Appreciation Portfolio                    AST
                                                   - Growth Portfolio                                  AST
                                                   - Natural Resources Portfolio                       AST
                                              BALANCED:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - SunAmerica Balanced Portfolio                    SAST
                                                MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                   - MFS Total Return Portfolio                       SAST
                                                MANAGED BY WM ADVISORS, INC.
                                                   - Asset Allocation Portfolio                       SAST
                                              BONDS:
                                                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                   - High-Yield Bond Portfolio                        SAST
                                                MANAGED BY FEDERATED INVESTMENT COUNSELING
                                                   - Corporate Bond Portfolio                         SAST
                                                MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                   - Global Bond Portfolio                            SAST
                                                MANAGED BY VAN KAMPEN
                                                   - Worldwide High Income Portfolio                  SAST
                                                MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                   - Government & Quality Portfolio                    AST
                                              CASH:
                                                MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                   - Cash Management Portfolio                        SAST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 18(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Exchange Act (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933 (the "Securities Act"), as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and their exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:


       First SunAmerica Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 99NY-SUN

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         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

If indemnification for liabilities arising under the Securities Act is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Securities Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

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                          TABLE OF CONTENTS
 -------------------------------------------------------------------
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 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION.............................................     2
 GLOSSARY.....................................................     3
 HIGHLIGHTS...................................................     4
 FEE TABLES...................................................     5
       Owner Transaction Expenses.............................     5
       Contract Maintenance Fee...............................     5
       Annual Separate Account Expenses.......................     5
       Portfolio Expenses.....................................     5
 EXAMPLES.....................................................     6
 THE POLARIS II VARIABLE ANNUITY..............................     7
 PURCHASING A POLARIS II VARIABLE ANNUITY.....................     7
       Allocation of Purchase Payments........................     8
       Accumulation Units.....................................     8
       Right to Examine.......................................     8
       Exchange Offers........................................     8
 INVESTMENT OPTIONS...........................................     8
       Variable Portfolios....................................     8
           Anchor Series Trust................................     9
           SunAmerica Series Trust............................     9
           American Funds Insurance Series....................     9
           Lord Abbett Series Fund, Inc. .....................     9
           Van Kampen Life Investment Trust...................     9
       Fixed Account Options..................................    10
       Dollar Cost Averaging..................................    10
       Asset Allocation Rebalancing...........................    13
       Principal Advantage Program............................    13
       Voting Rights..........................................    13
       Substitution...........................................    13
 ACCESS TO YOUR MONEY.........................................    14
       Systematic Withdrawal Program..........................    14
       Minimum Contract Value.................................    15
 DEATH BENEFIT................................................    15
 EXPENSES.....................................................    15
       Annual Separate Account Expenses.......................    15
       Withdrawal Charges.....................................    16
       Investment Charges.....................................    16
       Contract Administration Charge.........................    16
       Transfer Fee...........................................    16
       Income Taxes...........................................    16
       Reduction or Elimination of Charges and Expenses, and
       Additional Amounts Credited............................    16
 INCOME OPTIONS...............................................    17
       Annuity Date...........................................    17
       Income Options.........................................    17
       Fixed or Variable Income Payments......................    17
       Income Payments........................................    18
       Transfers During the Income Phase......................    18
       Deferment of Payments..................................    18
 TAXES........................................................    18
       Annuity Contracts in General...........................    18
       Tax Treatment of Distributions - Non-Qualified
       Contracts..............................................    19
       Tax Treatment of Distributions - Qualified Contracts...    19
       Minimum Distributions..................................    19
       Tax Treatment of Death Benefits........................    20
       Contracts Owned by A Trust or Corporation..............    20
       Gifts, Pledges and/or Assignments of a Contract........    20
       Diversification and Investor Control...................    20
 PERFORMANCE..................................................    21
 OTHER INFORMATION............................................    21
       First SunAmerica.......................................    21
       The Separate Account...................................    21
       The General Account....................................    21
       Distribution of the Contract...........................    21
       Administration.........................................    22
       Legal Proceedings......................................    22
       Ownership..............................................    22
       Independent Accountants................................    22
       Registration Statement.................................    22
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....
                                                                  22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")................   B-1
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                              GLOSSARY
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.



 ACCUMULATION PHASE - The period during which you invest money in your contract.



 ACCUMULATION UNITS - A measurement We use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.



 ANNUITANT(S) - The person(s) on whose life (lives) We base income payments.



 ANNUITY DATE - The date on which income payments are to begin, as selected by you.



 ANNUITY UNITS - A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.



 COMPANY - First SunAmerica Life Insurance Company, First
 SunAmerica, We, Us, the insurer which issues this contract.



 INCOME PHASE - The period during which We make income payments to you.



 IRS - The Internal Revenue Service.



 LATEST ANNUITY DATE - Your 90th birthday.



 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").



 PURCHASE PAYMENTS - The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.



 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



 TRUSTS - Refers to the Anchor Series Trust, the American Funds
 Insurance Series, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust collectively.



 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust, the American Funds Insurance Series, the Lord
 Abbett Series Fund, Inc., the SunAmerica Series Trust or the Van
 Kampen Life Investment Trust.

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                                   HIGHLIGHTS
--------------------------------------------------------------------------------
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FIRST SUNAMERICA OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY OFFER DIFFERENT FEATURES AND BENEFITS AND CORRESPONDINGLY DIFFERENT FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS PRODUCT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

The Polaris II Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ("First SunAmerica"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: If you cancel your contract within 10 days after receiving it, We will cancel the contract without charging a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that We receive your request. This amount may be more or less than your original Purchase Payment. Please see PURCHASING A POLARIS II VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, We deduct a $30 contract administration charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment management charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract, We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS II VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact Us at First SunAmerica Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE
  PAYMENT)(1)...............................................  7%


TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over a period of 7 years as follows:

   YEARS:.............................   1    2    3    4    5    6    7    8
                                        7%   6%   5%   4%   3%   2%   1%   0%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES.

CONTRACT MAINTENANCE FEE
    $30 (waived if contract value $50,000 or more)
SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  1.37%
    Distribution Expense Fee..............................  0.15%
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.52%
                                                            =====


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

             TOTAL ANNUAL UNDERLYING PORTFOLIO                MINIMUM   MAXIMUM
             ---------------------------------                -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.60%     2.38%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee, separate account annual expenses, fees for optional features and expenses of the underlying portfolios of the Trusts.
The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:
MAXIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 4.82%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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$1,097   $1,704    $2,328     $4,164
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(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $397    $1,204    $2,028     $4,164
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(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $392    $1,189    $2,004     $4,121
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MINIMUM EXPENSE EXAMPLES
(ASSUMING INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)
(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $920    $1,179    $1,464     $2,503
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(2) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $220     $679     $1,164     $2,503
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(3) If you annuitize your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
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 $215     $664     $1,139     $2,452
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EXPLANATION OF FEE TABLES AND EXAMPLES
1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying portfolio operating expenses. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. The underlying portfolio expenses used to calculate the maximum expense examples are estimated because the underlying portfolio was not available for the entire fiscal year. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.
2. In addition to the stated assumptions, the Examples also assume separate account expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.
3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

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                        THE POLARIS II VARIABLE ANNUITY
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An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable portfolios which have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by the Company. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

FOR MORE INFORMATION ON INVESTMENT OPTIONS AVAILABLE UNDER THIS CONTRACT SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

First SunAmerica Life Insurance Company issues the Polaris II Variable Annuity. When you purchase a Polaris II Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
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                    PURCHASING A POLARIS II VARIABLE ANNUITY
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An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

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                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
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      Qualified             $2,000              $250
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    Non-Qualified           $5,000              $500
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Prior Company approval is required to accept Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, prior Company approval is required to accept purchase payments greater than $250,000. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by First SunAmerica and its affiliates to the same owner to exceed this limit are also subject to prior Company approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20 after the Minimum Initial Purchase Payment is made. We reserve the right to change the amount at which preapproval is required at anytime.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone over age 85 and may not issue a contract with Principal Rewards to anyone over age 80.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS BELOW.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at Our principal place of business. We allocate your initial Purchase Payment within two business days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will send your money back to you; or ask your permission to keep your money until We get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if We receive your money after 1 p.m. Pacific Standard Time. (SEE EXAMPLE BELOW). The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.5223 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract in the Variable Portfolios to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "Right to Examine." To cancel, you must mail the contract along with your Right to Examine request to Our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund to you the value of your contract on the day We receive your request or the money you invested, less any Right to Examine Payment Enhancement Deduction.

If you decide to cancel your contract during the Right to Examine period, generally, We will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day We receive your request.

We reserve the right to put your money in the Cash Management Portfolio during the Right to Examine period and will allocate your money according to your instructions at the end of the applicable Right to Examine period. Currently, We do not put your money in the Cash Management Portfolio during the Right to Examine period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica Life Insurance Company or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica Life Insurance Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in shares of the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., the SunAmerica Series Trust, and Van Kampen Life Investment Trust (the "Trusts"). Additional Trusts and/or Variable Portfolios may be available in the future. These Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/ unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Capital Research and Management Company is the investment adviser to the American Funds Insurance Series. Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust.

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust ("AST") portfolios. Anchor Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust ("SAST") portfolios. SunAmerica Series Trust contains investment portfolios in addition to those listed below which are not available for investment under this contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFIS") portfolios. American Funds Insurance Series contains investment portfolios in addition to those listed here that are not available for investment under this contract.

     LORD ABBETT SERIES FUND, INC.

Lord, Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LASF") contains investment portfolios in addition to those listed below that are not available for investment under this contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust contains investment portfolios in addition to those listed here which are not available for investment under this contract.

The Variable Portfolios, along with the Trust's subadvisers are listed below:

STOCKS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST
      - "Dogs" of Wall Street Portfolio                                     SAST
      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCEBERNSTEIN
      - Small & Mid Cap Value Portfolio                                     SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                              AFIS
      - American Funds Growth Portfolio                                     AFIS
      - American Funds Growth-Income Portfolio                              AFIS
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Federated American Leaders Portfolio                                SAST
      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY LORD, ABBETT & CO.
      - Lord Abbett Series Fund Growth and Income Portfolio                 LASF
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
      - Marsico Growth Portfolio                                            SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid Cap Growth Portfolio                                        SAST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT COMPANY INC.
      - Emerging Markets Portfolio                                          SAST
      - International Growth & Income Portfolio                             SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
      - Foreign Value Portfolio                                             SAST
  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio                        SAST
      - Technology Portfolio                                                SAST
      - Van Kampen LIT Comstock Portfolio, Class II Shares                   VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
      - Natural Resources Portfolio                                          AST

BALANCED:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                          SAST

BONDS:
  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                           SAST
  MANAGED BY FEDERATED INVESTMENT COUNSELING
      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Portfolio                                       AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX C SHOWS HOW WE CALCULATE AND APPLY THE MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. If you do not elect to participate in the Principal Rewards program, We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

     DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Principal Rewards program, you may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING below for more information.

APPENDIX B SHOWS HOW WE CALCULATE THE MVA.

ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The asset allocation program is offered to help you diversify your investment across various asset classes.

Each of the models is comprised of a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM

You may enroll in the program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a program election form. You and your financial advisor determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions, subject to Our rules.

You may also choose to invest gradually into a model through the dollar cost averaging program. You may only invest in one model at a time. You may invest in investment options outside your selected model but only in those Variable Portfolios that are not utilized in the model you selected. A transfer into or out of one of the Variable Portfolios in your model, outside of the specifications in the model will effectively terminate your participation in the program.

Currently, there is no fee for participating in this program.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the model, your investment may no longer be consistent with the model's intended objectives.

Withdrawals may be subject to a withdrawal charge. Withdrawals may be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each model will be rebalanced. An investment not included in the model can not be rebalanced.

     ANNUAL RE-EVALUATION

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. You must select the annual re-evaluation option on the product application or program enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be re-selected each year. Please check with your financial representative.

IMPORTANT INFORMATION

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models represent suggested allocations which are provided as general guidance. You should work with your financial representative to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level. Information concerning the specific models can be obtained from your financial adviser.

WE HAVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer funds between and among the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio or fixed account option after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between any of the Variable Portfolios or fixed account options through SunAmerica's website (http://www.aigsunamerica.com). Generally, We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you instruct us otherwise. When receiving instructions over the telephone or the Internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If We fail to follow Our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PT. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in Our sole discretion, that your transfer patterns between and among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers between and among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions in writing, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

     - the dollar amount of the transfer;

     - the total assets of the Variable Portfolio involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

FOR MORE INFORMATION REGARDING TRANSFERS DURING THE INCOME PHASE, SEE INCOME OPTIONS BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND, WAIVE OR TERMINATE THESE TRANSFER PROVISIONS AT ANY TIME.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the fixed account option (source account) to any other Variable Portfolio you select. Fixed Account options are not available as target accounts for Dollar Cost Averaging. Transfers may occur on certain periodic schedules, such as monthly or weekly. You may change the frequency to other available options at any time by notifying Us in writing. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Currently, there is no charge for participating in the DCA program.

We also offer DCAFAs for specified time periods exclusively to facilitate the DCA program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFAs, We transfer all your money allocated to that account into the Variable Portfolios, over the selected time period, at an offered frequency of your choosing.

You may terminate a DCA program at any time. If money remains in the DCAFAs, We transfer the remaining money according to your instructions or to your current allocations on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

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                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
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      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
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     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, We periodically rebalance your investments to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Automatic Asset Rebalancing program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

This program is only available if we are currently offering FAGPs to support the program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THIS PROGRAM AT ANY TIME.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, We will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or
     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal and any applicable MVA applicable to the fixed account options. If you withdraw your entire contract value, We also deduct a contract administration charge. SEE EXPENSES BELOW.

Your contract provides for a free withdrawal amount. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a withdrawal charge.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES BELOW. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, you may withdraw the greater of the following amounts free of a withdrawal charge: (1) earnings in your contract as of the date you make the withdrawal; or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any previous earnings withdrawals or systematic withdrawals that year.

Only your first withdrawal of the year is free. If you do not take the entire free amount available to you at that first withdrawal, you will forfeit the opportunity to withdraw that money free of the withdrawal charge for that year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

However, upon a future full surrender of your contract, We will recoup any withdrawal charges which would have been applicable if your free withdrawal(s) had not been free.

Although, We do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, We will proportionately reduce the amount of any corresponding Deferred Payment Enhancement relative to the amount of the Purchase Payment withdrawn.

We calculate charges due on a total withdrawal on the day after We receive your request and your contract. We return to you your contract value less any applicable fees and charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed in account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                  DEATH BENEFIT
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If you die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

The death benefit is the greatest of:

     - the contract value at the time We receive all required paperwork and satisfactory proof of death; or

     - total Purchase Payments reduced for any withdrawals (and fees and charges applicable to those withdrawals) in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     - the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death, the death benefit will be equal to contract value at the time We receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this death benefit if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.
You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to Us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, We do not pay a death benefit to him or her.

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                                    EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract administration charge or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

ANNUAL SEPARATE ACCOUNT EXPENSES

The Company deducts a mortality and expense risk charge and a distribution charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

The distribution charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Separate Account is expected to result in a profit. Profit may be used for any legitimate cost or expense, including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY BELOW. If you take money out in excess of the free withdrawal amount, and upon a full surrender, you may incur a withdrawal charge.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. Generally, the withdrawal charge percentage declines over time. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE

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          YEAR             1    2    3    4    5    6    7    8
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   WITHDRAWAL CHARGE      7%   6%   5%   4%   3%   2%   1%   0%
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When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. Additionally, We will not assess a withdrawal charge when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

     PORTFOLIO EXPENSES

Charges are deducted from the Trusts underlying the Variable Portfolios for the advisory and other expenses of the Trusts. THE FEE TABLES LOCATED ABOVE ILLUSTRATE THESE CHARGES AND EXPENSES. FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS.

     12B-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A shares, recaptured brokerage commissions will be used to make payments to AIG SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% service fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges refer to the prospectuses for the underlying funds.

CONTRACT ADMINISTRATION CHARGE

During the Accumulation Phase, We subtract a contract administration charge from your account once per year. This charge compensates Us for the cost of contract administration. We deduct the $30 contract administration charge from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE INVESTMENT OPTIONS ABOVE.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

WE RESERVE THE RIGHT TO CHANGE OR MODIFY ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP, AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4. For income payments based on joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

PLEASE READ THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR A MORE DETAILED DISCUSSION OF THE INCOME OPTIONS.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin and, if a non-qualified contract, your gender, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between and among the fixed investment options and the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO "ACCESS TO YOUR MONEY" ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM THE VARIABLE PORTFOLIOS MAY BE SUSPENDED OR POSTPONED.

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                                      TAXES
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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                   PERFORMANCE
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We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the subaccount inception date, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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FIRST SUNAMERICA

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. comprising six wholly-owned broker-dealers and two investment advisors, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, and broker-dealer services.

THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account ("separate account"), under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year. We do not deduct commissions paid to Registered Representatives directly from your Purchaser Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers or certain registered representatives that sell or are expected to sell the contract, or other contracts offered by Us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. AIG SunAmerica Capital Services, an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact Our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual contract administration charge and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

LEGAL PROCEEDINGS

There are no pending proceedings affecting the Separate Account. First SunAmerica engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets nor are they material to the Separate Account.

OWNERSHIP

The Polaris II Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate.

INDEPENDENT ACCOUNTANTS

The financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 are incorporated by reference in this prospectus. Financial statements of FS Variable Separate Account at December 31, 2002, and for each of the two years in the period ended December 31, 2002 are also incorporated by reference in this prospectus. The financial statements have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Income Payments...............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   18
Financial Statements..........................   18

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                                  APPENDIX - A
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                 CONDENSED FINANCIAL INFORMATION FOR POLARIS II
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                                                                              FISCAL
                                                                               YEAR
VARIABLE PORTFOLIOS                                                          12/31/02
-------------------------------------------------------------------------------------
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Capital Appreciation (Inception Date - 12/02/03)
  Beginning AUV...........................................................   $27.667
  Ending AUV..............................................................   $25.794
  Ending Number of AUs....................................................         4

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Government and Quality Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $16.183
  Ending AUV..............................................................   $16.472
  Ending Number of AUs....................................................         6

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Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $22.137
  Ending AUV..............................................................   $20.848
  Ending Number of AUs....................................................         5

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Natural Resources (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $14.699
  Ending AUV..............................................................   $15.272
  Ending Number of AUs....................................................         7

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Aggressive Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $10.639
  Ending AUV..............................................................   $10.077
  Ending Number of AUs....................................................         9

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Alliance Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $23.774
  Ending AUV..............................................................   $21.940
  Ending Number of AUs....................................................         4

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Asset Allocation (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $17.180
  Ending AUV..............................................................   $16.887
  Ending Number of AUs....................................................         6

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Blue Chip Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 5.053
  Ending AUV..............................................................   $ 4.659
  Ending Number of AUs....................................................        20

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Cash Management (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.024
  Ending AUV..............................................................   $13.018
  Ending Number of AUs....................................................        13

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Corporate Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $14.379
  Ending AUV..............................................................   $14.704
  Ending Number of AUs....................................................         7

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Davis Venture Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $22.187
  Ending AUV..............................................................   $21.460
  Ending Number of AUs....................................................         5

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"Dogs" of Wall Street (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 9.177
  Ending AUV..............................................................   $ 8.902
  Ending Number of AUs....................................................   11.....

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Emerging Markets (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 6.213
  Ending AUV..............................................................   $ 5.958
  Ending Number of AUs....................................................        16

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Federated American Leaders (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.332
  Ending AUV..............................................................   $12.912
  Ending Number of AUs....................................................         8

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Foreign Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 9.960
  Ending AUV..............................................................   $ 9.407
  Ending Number of AUs....................................................        10

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AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                              FISCAL
                                                                               YEAR
VARIABLE PORTFOLIOS                                                          12/31/02
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Global Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $16.048
  Ending AUV..............................................................   $16.324
  Ending Number of AUs....................................................         6

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Global Equities (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.154
  Ending AUV..............................................................   $12.546
  Ending Number of AUs....................................................         8

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Goldman Sachs Research (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 5.388
  Ending AUV..............................................................   $ 5.058
  Ending Number of AUs....................................................        19

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Growth-Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $21.715
  Ending AUV..............................................................   $20.787
  Ending Number of AUs....................................................         5

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Growth Opportunities (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 3.799
  Ending AUV..............................................................   $ 3.435
  Ending Number of AUs....................................................        26

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High Yield Bond (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.534
  Ending AUV..............................................................   $11.586
  Ending Number of AUs....................................................         9

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International Diversified Equities (Inception Date -
  12/02/02)
  Beginning AUV...........................................................   $ 7.290
  Ending AUV..............................................................   $ 7.170
  Ending Number of AUs....................................................        14

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International Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.573
  Ending AUV..............................................................   $ 8.330
  Ending Number of AUs....................................................        12

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Marsico Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 7.833
  Ending AUV..............................................................   $ 7.426
  Ending Number of AUs....................................................        13

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MFS Massachusetts Investors Trust (Inception Date -
  12/02/02)
  Beginning AUV...........................................................   $15.713
  Ending AUV..............................................................   $14.930
  Ending Number of AUs....................................................         6

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MFS Mid-Cap Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 7.423
  Ending AUV..............................................................   $ 6.965
  Ending Number of AUs....................................................        14

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MFS Total Return (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $20.353
  Ending AUV..............................................................   $19.853
  Ending Number of AUs....................................................         5

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Putnam Growth: Voyager (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $14.739
  Ending AUV..............................................................   $13.785
  Ending Number of AUs....................................................         7

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Real Estate (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.721
  Ending AUV..............................................................   $11.836
  Ending Number of AUs....................................................         9

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Small & Mid Cap Value (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $10.464
  Ending AUV..............................................................   $10.122
  Ending Number of AUs....................................................        10

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SunAmerica Balanced (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $12.998
  Ending AUV..............................................................   $12.509
  Ending Number of AUs....................................................         8

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Technology (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 2.048
  Ending AUV..............................................................   $ 1.716
  Ending Number of AUs....................................................        49

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AUV - Accumulation Unit Value
AU - Accumulation Units

                                                                              FISCAL
                                                                               YEAR
VARIABLE PORTFOLIOS                                                          12/31/02
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Telecom Utility (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.494
  Ending AUV..............................................................   $ 8.622
  Ending Number of AUs....................................................        12

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Worldwide High Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $13.871
  Ending AUV..............................................................   $13.993
  Ending Number of AUs....................................................         7

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Growth and Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.665
  Ending AUV..............................................................   $ 8.180
  Ending Number of AUs....................................................        12

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Comstock (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 8.543
  Ending AUV..............................................................   $ 8.155
  Ending Number of AUs....................................................        12

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Emerging Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 7.598
  Ending AUV..............................................................   $ 6.997
  Ending Number of AUs....................................................        13

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Growth & Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $ 9.011
  Ending AUV..............................................................   $ 8.791
  Ending Number of AUs....................................................        11

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Global Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.543
  Ending AUV..............................................................   $10.949
  Ending Number of AUs....................................................         9

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Growth (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $12.029
  Ending AUV..............................................................   $10.884
  Ending Number of AUs....................................................         8

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Growth Income (Inception Date - 12/02/02)
  Beginning AUV...........................................................   $11.599
  Ending AUV..............................................................   $10.884
  Ending Number of AUs....................................................         9

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AUV - Accumulation Unit Value
AU - Accumulation Units

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                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
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The information in this Appendix applies only if you take money out of a FAGP with duration longer than 1-year before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP.

        L is 0.005.

We do not assess a MVA against withdrawals from a FAGP under the following circumstances:

- If a withdrawal is made within 30 days after the end of a guarantee period;

- If a withdrawal is made to pay contract fees and charges;

- To pay a death benefit; and

- Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N = 18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

     (4) Your contract was not issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)1.5 - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is= [(1+I)/(1+J+0.005)]N/12 - 1
                 = [(1.05)/(1.06+0.005)]18/12 - 1
                 = (0.985915)1.5 - 1
                 = 0.978948 - 1
                 = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                        $3,760 X (- 0.021052) = -$79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

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   Please forward a copy (without charge) of the Polaris II Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)




        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:                                  Signed:

       ------------------------------           ------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

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                                     [LOGO]
                         WM DIVERSIFIED STRATEGIES III
                        COMMON SENSE. UNCOMMON SOLUTIONS.

                                  PROSPECTUS
                                  May 1, 2003

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                         FS VARIABLE SEPARATE ACCOUNT
                                      and
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

The annuity contract has several investment choices--fixed-interest investment options which offer interest rates guaranteed by First SunAmerica Life Insurance Company ("First SunAmerica") for different periods of time and variable investment portfolios, shown below. The variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST"), Van Kampen Life Investment Trust ("VKT") or the WM Variable Trust ("WMVT").

                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Flexible Income Portfolio             WM Advisors, Inc.                       WMVT
Conservative Balanced
 Portfolio                            WM Advisors, Inc.                       WMVT
Balanced Portfolio                    WM Advisors, Inc.                       WMVT
Conservative Growth
 Portfolio                            WM Advisors, Inc.                       WMVT
Strategic Growth Portfolio            WM Advisors, Inc.                       WMVT

                                        EQUITY FUNDS
Technology Portfolio                     Van Kampen                           SAST
Global Equities Portfolio             Alliance Capital
                                      Management, L.P.                        SAST
REIT Fund                             WM Advisors, Inc.                       WMVT
Equity Income Fund                    WM Advisors, Inc.                       WMVT
Growth & Income Fund                  WM Advisors, Inc.                       WMVT
West Coast Equity Fund                WM Advisors, Inc.                       WMVT
Mid Cap Stock Fund                    WM Advisors, Inc.                       WMVT
Growth Fund                          Columbia Management                      WMVT
                                   Company, Janus Capital
                                     Management LLC, and
                                   OppenheimerFunds, Inc.
Small Cap Stock Fund                  WM Advisors, Inc.                       WMVT
International Growth Fund          Capital Guardian Trust
                                           Company                            WMVT
MFS Mid-Cap Growth
 Portfolio                 Massachusetts Financial Services Company           SAST
Capital Appreciation                Wellington Management
 Portfolio                              Company, LLP                           AST
Alliance Growth Portfolio             Alliance Capital
                                      Management, L.P.                        SAST
Van Kampen LIT Comstock               Van Kampen Asset
 Portfolio                             Management Inc.                         VKT

                                     FIXED-INCOME FUNDS
Short Term Income Fund                WM Advisors, Inc.                       WMVT
U.S. Government
 Securities Fund                      WM Advisors, Inc.                       WMVT
Income Fund                           WM Advisors, Inc.                       WMVT
Money Market Fund                     WM Advisors, Inc.                       WMVT

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.
Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the WM Diversified Strategies/III/ Variable Annuity.
To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.
The table of contents of the SAI appears on page 32 of this prospectus. For a free copy of the SAI, call Us at 1-877-311-WMVA (9682) or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.
A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.
Annuities involve risk, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INCORPORATION OF CERTAIN
DOCUMENTS BY REFERENCE

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2002 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897, File No. 033-81474.

First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

Chicago, Illinois
500 West Madison Street
Chicago, IL 60661

New York, New York
233 Broadway
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

   First SunAmerica Life Insurance Company
   Annuity Service Center
   P.O. Box 54299
   Los Angeles, California 90054-0299
   Telephone Number: (877) 311-WMVA

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to First SunAmerica's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel this issue has been determined by controlling precedent, First SunAmerica will not submit the issue to a court for determination.

TABLE OF CONTENTS

  Glossary...............................................................   4
  Highlights.............................................................   5
  Variable Annuity Fee Tables............................................   6
     Owner Transaction Expenses..........................................   6
     Optional Enhanced Death Benefit Fee.................................   6
     Annual Separate Account Expenses....................................   6
     Portfolio Expenses..................................................   6
  Maximum and Minimum Expense Examples...................................   7
  The WM Diversified Strategies/III/ Variable Annuity....................   9
  Purchasing a WM Diversified Strategies/III/ Variable Annuity...........  10
     Allocation of Purchase Payments.....................................  10
     Accumulation Units..................................................  10
     Free Look...........................................................  11
     Exchange Offers.....................................................  11
  Investment Options.....................................................  12
     Variable Portfolios.................................................  12
     Anchor Series Trust.................................................  12
     SunAmerica Series Trust.............................................  12
     Van Kampen Life Investment Trust....................................  12
     WM Variable Trust...................................................  12
     Fixed Investment Options............................................  13
     Transfers During the Accumulation Phase.............................  15
     Dollar Cost Averaging Program.......................................  16
     Asset Allocation Rebalancing Program................................  17
     Voting Rights.......................................................  17
     Substitution........................................................  17
  Access to Your Money...................................................  18
     Free Withdrawal Provision...........................................  18
     Systematic Withdrawal Program.......................................  19
     Minimum Contract Value..............................................  19
     Qualified Contract Owners...........................................  19
  Death Benefits.........................................................  20
     Standard Death Benefit..............................................  21
     Optional Death Benefit..............................................  21
     Spousal Continuation................................................  21
  Expenses...............................................................  22
     Separate Account....................................................  22
     Other Revenue.......................................................  22
     Withdrawal Charges..................................................  22
     Investment Charges..................................................  23
     Contract Maintenance Fee............................................  23
     Transfer Fee........................................................  23
     Optional Death Benefit Fee..........................................  23
     Income Taxes........................................................  23
     Reduction or Elimination of Charges and Expenses, and Additional
      Amounts Credited...................................................  24
  Income Options.........................................................  24
     Annuity Date........................................................  24
     Income Options......................................................  24
     Allocation of Annuity Payments......................................  25
     Transfers During the Income Phase...................................  26
     Deferment of Payments...............................................  26
  Taxes..................................................................  26
     Annuity Contracts in General........................................  26
     Tax Treatment of Distributions--Non-Qualified Contracts.............  27
     Tax Treatment of Distributions--Qualified Contracts.................  27
     Minimum Distributions...............................................  28
     Tax Treatment of Death Benefits.....................................  28
     Contracts Owned by a Trust or Corporation...........................  29
     Gifts, Pledges and/or Assignments of a Contract.....................  29
     Diversification and Investor Control................................  29
  Performance............................................................  29
  Other Information......................................................  30
     First SunAmerica....................................................  30
     The Separate Account................................................  30
     The General Account.................................................  30
     Distribution of the Contract........................................  30
     Administration......................................................  31
     Legal Proceedings...................................................  31
     Ownership...........................................................  31
     Independent Accountants.............................................  31
     Registration Statement..............................................  31
  Table of Contents of Statement of Additional Information...............  32
  Appendix A--Market Value Adjustment.................................... A-1
  Appendix B--Death Benefits Following Spousal Continuation.............. B-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We define them in this glossary.

Accumulation Phase--The period during which you invest money in your contract.

Accumulation Units--A measurement We use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s)--The person(s) on whose life (lives) We base income payments.

Annuity Date--The date on which income payments are to begin, as selected by you.

Annuity Units--A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company--First SunAmerica Life Insurance Company ("First SunAmerica"), We, Us, the issuer of this annuity contract.

Income Phase--The period during which We make income payments to you.

IRS--The Internal Revenue Service.

Non-Qualified (contract)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments--The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.

Qualified (contract)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Variable Portfolios--A sub-account of FS Variable Separate Account which provides for the variable investment options available under the contract. Each has a distinct investment objective and is invested in the underlying investment portfolios of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust or the WM Variable Trust as applicable. The underlying investment portfolios are referred to as "Underlying Funds."

        First SunAmerica offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges, and expenses. When working with your investment representative to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

HIGHLIGHTS

The WM Diversified Strategies/III/ Variable Annuity is a contract between you and First SunAmerica. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

Free Look:   You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). You will receive whatever your contract is worth on the day that We receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see Purchasing a WM Diversified Strategies/III/ Variable Annuity below.

Expenses:   There are fees and charges associated with the contract. Each year,
We deduct a $30 contract maintenance charge from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the Fee Table, Purchasing a WM Diversified Strategies/III/ Variable Annuity and Expenses below.

Access to Your Money:   You may withdraw money from your contract during the
Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see Access to Your Money and Taxes below.

Death Benefit:   A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available. Please see Death Benefits below.

Income Options:   When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. Please see Income Options below.

Inquiries: If you have questions about your contract call your investment representative or contact Us at First SunAmerica Life Insurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: 1 (877) 311-WMVA (9682).

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

================================================================================
                                  FEE TABLES
================================================================================

The following describes the fees and expenses that you will pay at the time that you surrender the contract, or transfer cash value between investment options.

MAXIMUM OWNER TRANSACTION EXPENSES

            Maximum Withdrawal Charges (as a percentage of each
             Purchase Payment)/1/.............................. 7%

                 Transfer Fee... No charge for the first 15
                                 transfers each contract year.

/1/ Withdrawal Charge Schedule (as a percentage of each Purchase Payment)


                             Years: 1   2   3   4+
                                    7%  6%  5%  0%



The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including Underlying Fund fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE
$30 waived if contract value $50,000 or more

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of your average daily net asset value)

Separate Account Fees/2/..................... 1.55%
Optional Maximum Anniversary Value
 Fees/3/..................................... 0.15%
    Total Separate Account Annual Expenses    1.70%
                                              =====

/2/ See Expenses below for more information about Separate Account charges.

/3/ Maximum Anniversary Value, an enhanced death benefit feature, is optional and if elected, the fee is an annualized charge that is deducted daily from your contract value. If you do not elect this feature, your total separate account annual expenses would be 1.55%.

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts before any waivers or reimbursements. More detail concerning the Trusts' fees and expenses is contained in the prospectus for each of the Trusts. Please read them carefully before investing.

                              PORTFOLIO EXPENSES

Total Annual Trust Operating Expenses                                                                      Minimum Maximum
-------------------------------------                                                                      ------- -------
(expenses that are deducted from Underlying Funds of the Trusts, including management fees, other expenses
 and service (12b-1) fees, if applicable).................................................................  0.81%   1.75%

================================================================================
                     MAXIMUM AND MINIMUM EXPENSE EXAMPLES
================================================================================

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance charges, separate account annual expenses, fees for optional features and expenses of the Underlying Funds of the Trusts.

The Example assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Underlying Funds of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.70% (including the enhanced death benefit) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional enhanced death benefit (0.15%):

          1 YEAR              3 YEARS         5 YEARS         10 YEARS
            =-------       =-------------  =-------------  =-----------
          $1,053               $1,574          $1,817          $3,774
            =-------       =-------------  =-------------  =-----------

(2) If you do not surrender your Contract and you elect the optional enhanced death benefit (0.15%):

          1 YEAR              3 YEARS         5 YEARS         10 YEARS
            =-------       =-------------  =-------------  =-----------
           $353                $1,074          $1,817          $3,774
            =-------       =-------------  =-------------  =-----------

(3) If you annuitize your Contract:

          1 YEAR              3 YEARS         5 YEARS         10 YEARS
            =-------       =-------------  =-------------  =-----------
           $333                $1,015          $1,722          $3,595
            =-------       =-------------  =-------------  =-----------

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an Underlying Fund with total expenses of 0.81%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

          1 YEAR              3 YEARS         5 YEARS         10 YEARS
            =-------       =-------------  =-------------  =-----------
           $944                $1,251          $1,285          $2,746
            =-------       =-------------  =-------------  =-----------

(2) If you do not surrender your Contract and you do not elect any optional features:

         1 YEAR                     3 YEARS                    5 YEARS                   10 YEARS
      =----------          =----------------          =----------------          =-----------
           $244                       $751                     $1,285                     $2,746
      =----------          =----------------          =----------------          =-----------

(3) If you annuitize your Contract:

         1 YEAR                     3 YEARS                    5 YEARS                   10 YEARS
      =----------          =----------------          =----------------          =-----------
           $239                       $736                     $1,260                     $2,696
      =----------          =----------------          =----------------          =-----------

                    Explanation of Fee Tables and Examples

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. We converted the contract maintenance charge to a percentage (0.05%). The actual impact of the contract maintenance charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the accompanying Trust prospectuses.
2. The Examples assume that no transfer fees were imposed.
3. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

            AS OF DECEMBER 31, 2002, SALES OF THIS VARIABLE ANNUITY
               HAD NOT BEGUN. THEREFORE, NO CONDENSED FINANCIAL
                   INFORMATION IS SHOWN IN THIS PROSPECTUS.

THE WM DIVERSIFIED STRATEGIES/III/ VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

   . Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

   . Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

   . Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your investment representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which We call Variable Portfolios. The Variable Portfolios have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolio(s) in which you invest.

The contract may also offer one and three year fixed account options in addition to fixed accounts available through the Dollar Cost Averaging Program. Fixed account options earn interest at a rate set and guaranteed by First SunAmerica.

For more information on the Variable Portfolios and fixed account options available under this contract, see INVESTMENT OPTIONS below.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your investment representative prior to purchase.

First SunAmerica issues the WM Diversified Strategies/III/ Variable Annuity. When you purchase a WM Diversified Strategies/III/ Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

PURCHASING A WM DIVERSIFIED STRATEGIES/III/
VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes.

                                        Minimum        Minimum Subsequent
                   Minimum Initial     Subsequent      Purchase Payment--
                   Purchase Payment Purchase Payment Automatic Payment Plan
                   ---------------- ---------------- ----------------------
     Qualified         $ 2,000            $250                $100
     Non-Qualified     $10,000            $500                $100

We require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, We require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by First SunAmerica or its affiliates to the same owner to exceed these limits are also subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to Us that the minimum distribution required by the federal tax code is being made. In addition, We may not issue a contract to anyone age 86 or older (unless state law requires otherwise). The enhanced optional death benefit is not available to you if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed accounts and/or Variable Portfolio(s) according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to the last future payment allocation instructions provided by you. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. See INVESTMENT OPTIONS below.

In order to issue your contract, We must receive your completed application, and/or Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will:

   . Send your money back to you; or

   . Ask your permission to keep your money until We get the information necessary to issue the contract.

Accumulation Units

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolio(s) you select. In order to keep track of the value of your contract, We use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, We call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1:00 p.m. Pacific Time ("PT") and on the next business day's unit value if We receive your money after 1:00 p.m. PT. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

    1. Determining the total value of money invested in a particular Variable Portfolio;

    2. Subtracting from that amount any asset-based charges and any other charges such as taxes We have deducted; and

    3. Dividing this amount by the number of outstanding Accumulation Units.

   Example:

   We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Alliance Growth Portfolio. We determine that the value of an Accumulation Unit for the Alliance Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Alliance Growth Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Free Look

You may cancel your non-replacement contract within ten days after receiving it (or longer if required by state law). We call this a "free look." Replacement contracts are allowed a 60-day free look period. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. If you decide to cancel your contract during the free look period, generally, We will refund to you the value of your contract on the day We receive your request. The amount refunded to you may be more or less than your original investment.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, We reserve the right to put your money in the Money Market investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, We do not put your money in the Money Market investment option during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract.

Exchange Offers

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica or one of its affiliates. Such an Exchange Offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which We call Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.

Variable Portfolios

These Variable Portfolios invest in shares of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffilated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's adviser monitors its Trust for potential conflicts.

Anchor Series Trust

Wellington Management Company, LLP serves as subadviser to the AST Portfolio. AST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.

SunAmerica Series Trust

Various subadvisers provide investment advice for the SAST Portfolios. SAST contains Variable Portfolios in addition to those listed below which are not available for investment under this contract.

Van Kampen Life Investment Trust

Van Kampen Asset Management Inc. provides investment advice for the VKT portfolios. VKT contains investments portfolios in addition to the one listed here which are not available for investment under this contract.

WM Variable Trust

WM Advisors, Inc. serves as adviser for the WMVT Funds and Portfolios and also hires subadvisers to manage the day-to-day operations of certain investment options.

The Variable Portfolios along with their respective subadvisers are listed below:

Strategic Asset Management Portfolios
Flexible Income Portfolio             WM Advisors, Inc.                        WMVT
Conservative Balanced Portfolio       WM Advisors, Inc.                        WMVT
Balanced Portfolio                    WM Advisors, Inc.                        WMVT
Conservative Growth Portfolio         WM Advisors, Inc.                        WMVT
Strategic Growth Portfolio            WM Advisors, Inc.                        WMVT

Equity Funds
Technology Portfolio                  Van Kampen                               SAST
Global Equities Portfolio             Alliance Capital Management, L.P.        SAST
REIT Fund*                            WM Advisors, Inc.                        WMVT
Equity Income Fund                    WM Advisors, Inc.                        WMVT
Growth & Income Fund                  WM Advisors, Inc.                        WMVT
West Coast Equity Fund                WM Advisors, Inc.                        WMVT
Mid Cap Stock Fund                    WM Advisors, Inc.                        WMVT
Growth Fund                           Columbia Management Company,             WMVT
                                      Janus Capital Management LLC, and
                                      OppenheimerFunds, Inc.
Small Cap Stock Fund                  WM Advisors, Inc.                        WMVT
International Growth Fund             Capital Guardian Trust Company           WMVT
MFS Mid-Cap Growth Portfolio          Massachusetts Financial Services Company SAST
Capital Appreciation Portfolio        Wellington Management Company, LLP       AST
Alliance Growth Portfolio             Alliance Capital Management, L.P.        SAST
Van Kampen LIT Comstock Portfolio     Van Kampen Asset Management Inc.         VKT

Fixed-Income Funds
Short Term Income Fund                WM Advisors, Inc.                        WMVT
U.S. Government Securities Fund       WM Advisors, Inc.                        WMVT
Income Fund                           WM Advisors, Inc.                        WMVT
Money Market Fund                     WM Advisors, Inc.                        WMVT

You should read the prospectuses for the Trusts carefully. These prospectuses contain detailed information about each Underlying Fund's investment objective and risk factors.

* This Variable Portfolio is not available as of the date of this prospectus but will be made available for transfers or investment of Purchase Payments on or about July 1, 2003. Please check with your financial advisor regarding the Variable Portfolio's availability prior to that date.

Fixed Investment Options

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3, or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial advisor to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

    . Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

    . Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

    . Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A shows how We calculate and apply the MVA.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if We are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING below for more details.

  Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less that the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that We make available at any time, unless state law requires Us to do otherwise. See DOLLAR COST AVERAGING below for more information.

Transfers During the Accumulation Phase

During the Accumulation Phase, you may transfer funds between the Variable Portfolio(s) and the available fixed investment options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 15 free transfers per contract year. We charge $25 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the Automatic Asset Rebalancing Program do not count against your 15 free transfers.

We accept transfer requests over the telephone or the internet unless you instruct Us otherwise. When receiving instructions over the telephone or the internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If We fail to follow Our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PT. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneously with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Funds in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the Underlying Funds in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in Our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We notify you of the restriction in writing, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

   .   The dollar amount of the transfer;

   .   The total assets of the Variable Portfolio involved in the transfer;

   .   The number of transfers completed in the current calendar quarter; or

   . Whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

We reserve the right to modify, suspend or terminate these transfer privileges at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage from one Variable Portfolio or an available fixed account option (source accounts) to any other Variable Portfolio. Transfers occur on certain periodic schedules, such as monthly or weekly, and count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $100 per transfer, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.

We may also offer DCAFAs exclusively to facilitate this program. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCAFA, We transfer all your money allocated to that account into the Variable Portfolio(s) over the selected 6-month or 1-year period. You cannot change the option once selected.

We determine the amount of the transfers from the DCAFAs based on the total amount of money allocated to the account. For example, if you allocate $1,000 to the 1-year DCAFA, We completely transfer all of your money to the selected investment options over a period of ten months, so that each payment complies with the $100 per transfer minimum.

You may terminate a DCA program at any time. Upon termination of the DCA program, if money remains in the DCAFAs, We transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

   Example:

   Assume that you want to gradually move $750 each month from the Money Market Fund to the Alliance Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------  --------------
                      1        $ 7.50             100
                      2        $ 5.00             150
                      3        $10.00              75
                      4        $ 7.50             100
                      5        $ 5.00             150
                      6        $ 7.50             100

   You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Allocation Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic Asset Allocation Rebalancing Program addresses this situation. There is no fee to participate in this program. At your election, We periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. We reserve the right to modify, suspend or terminate this program at any time.

   Example:

   Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the WM Income Fund and 50% in the Alliance Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the WM Income Fund now represents 60% of your holdings because it has increased in value and the Alliance Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the WM Income Fund to bring its holdings back to 50% and use the money to buy more units in the Alliance Growth Portfolio to increase those holdings to 50%.

Voting Rights

First SunAmerica is the legal owner of shares of the Trusts. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on Our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

Substitution

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

    .  By making a partial or total withdrawal, and/or;

    . By receiving income payments during the Income Phase. See INCOME OPTIONS below.

Generally, We deduct a withdrawal charge applicable to any partial or total withdrawal and a MVA if a withdrawal comes from the 3-year fixed investment option prior to the end of a guarantee period. If you withdraw your entire contract value, We also deduct applicable premium taxes and a contract maintenance fee. See EXPENSES below.

We calculate charges due on a total withdrawal on the day after We receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example We will assume a 0% growth rate over the life of the contract, no election of optional benefits and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,

A-(B X C)=D, where:

A = Your contract value at the time of your request for surrender ($90,000) B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment (5%) [B X C=$5,000]
D = Your full surrender value ($85,000)

The minimum partial withdrawal amount is $1,000. We require that the value left in any Variable Portfolio or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment options in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a fixed withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

Free Withdrawal Provision

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully above. See EXPENSES below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your investment representative.

To determine your free withdrawal amount and your withdrawal charge, We refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

    . Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

    . Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, We assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after We issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount, less any withdrawals already made during the contract year.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year, less any withdrawals already made during the contract year.

Systematic Withdrawal Program

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2 . There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with Our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

Qualified Contract Owners

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. See TAXES below for a more detailed explanation. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty.

DEATH BENEFITS
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If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you begin the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. See INCOME OPTIONS below.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until We record the change.

We calculate and pay the death benefit when We receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to Us.

The death benefit must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an income payment. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the deceased owner, he or she can elect to continue the contract, rather than receive a death benefit. See SPOUSAL CONTINUATION below. If the Beneficiary does not elect a specific form of pay out within 60 days of Our receipt of all required paperwork and satisfactory proof of death, We pay a lump sum death benefit to the Beneficiary.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides two death options: the Standard Death Benefit which is automatically included in your contract for no additional fee and an optional enhanced death benefit called "Maximum Anniversary Value". Your death benefit elections must be made at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, We determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, We determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

    1. Net Purchase Payments; or

    2. The contract value on the date We receive all required paperwork and satisfactory proof of death.

OPTIONAL DEATH BENEFIT

For an additional fee, you may elect the Maximum Anniversary Value death benefit which can provide greater protection for your beneficiaries if you die prior to age 90. You must choose this benefit at the time you purchase your contract and you cannot terminate your election at any time. The optional death benefit is not available if you are age 81 or older at the time of contract issue. The fee for this optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee is no longer deducted upon the owner's 90th birthday.

  The Optional Death Benefit is the greater of:

    1. Net Purchase Payments; or

    2. The contract value on the date We receive all required paperwork and satisfactory proof of death; or

    3. The maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you (or your Continuing Spouse) live to be age 90 or older, the death benefit will be contract value.

We reserve the right to modify, suspend or terminate these death benefit features (in their entirety or any component) at any time for prospectively issued contracts.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.

Upon continuation of the contract, We will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date We receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to Us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix B. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Optional Death Benefit and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 81 or older on the Continuation Date, and if a Continuation Contribution is added to the contract value, the only available death benefit will be the Standard Death Benefit. If the Maximum Anniversary Value optional death benefit was selected and the Continuing Spouse lives to age 90 or older, the death benefit will be the contract value. The fee for the optional Maximum Anniversary Value death benefit will no longer be deducted after the Continuing Spouse's 90th birthday.

The determination of any future death benefits under the Contract will generally be made using the age of the Continuing Spouse on the Continuation Date, if any Continuation Contribution has been made, and the date of the Continuing Spouse's death. If no Continuation Contribution has been made to the contract on the Continuation Date, the age of the spouse on the date of the original contract issue will be used to determine any age-driven benefits.

See Appendix B for a discussion of the death benefit calculations after a Spousal Continuation.

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance charge or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts a separate account charge in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of Our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including distribution, depending upon market conditions.

Other Revenue

We may receive compensation of up to 0.40% from the investment advisers or their affiliates of certain of the Underlying Funds for services related to the availability of those Underlying Funds in the Contract.

Withdrawal Charges

During the Accumulation Phase you may make withdrawals from your contract; however, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. See ACCESS TO YOUR MONEY above. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

                             Year        1   2   3   4+
                       ----------------- --  --  --  --
                       Withdrawal Charge 7%  6%  5%  0%

After a Purchase Payment has been in the contract for three complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. See TAXES below.

Investment Charges

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolio(s) for the advisory and other expenses of the portfolios. See FEE TABLES above.

Service Fees

Shares of each Trust are subject to fees imposed under a servicing plan adopted by that Trust pursuant to Rule 12b-1 of the Investment Company Act of 1940. This service fee is shown in the Fee Tables and is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See INVESTMENT PORTFOLIO EXPENSES OF VARIABLE PORTFOLIOS above.

For more detailed information on these Investment Charges, refer to the prospectuses for the Underlying Funds.

Contract Maintenance Charge

During the Accumulation Phase, We subtract a contract maintenance charge from your account once per year. This charge compensates Us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

Transfer Fee

Generally, We currently allow 15 free transfers per contract year. We charge $25 for each additional transfer in any contract year.

Optional Death Benefit Fee

Please see Optional Death Benefit above for additional information regarding the Maximum Anniversary Value death benefit fee.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower Our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that Our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and affiliates' employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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Annuity Date

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date).

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. See TAXES below.

Income Options

Currently, this Contract offers five Income Options. Other annuity options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, We pay according to Option 3.

We base Our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

Option 1 - Life Income Annuity

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

Option 2 - Joint and Survivor Life Annuity

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

Option 3 - Joint and Survivor Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

Option 4 - Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

Option 5 - Income for a Specified Period

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct Us to send you a check or to have the payments direct deposited into your bank account. If state law allows, We distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, We may decrease the frequency of the payments, state law allowing.

Allocation of Annuity Payments

You can choose income payments that are fixed, variable or both. If payments are fixed, First SunAmerica guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

Fixed or Variable Income Payments

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.

Income Payments

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

   . For life options, your age when payments begin, and in most states, if a Non-Qualified Contract, your gender;

   . The value of your contract in the Variable Portfolio(s) on the Annuity
     Date;

   . The 3.5% assumed investment rate ("AIR") for variable income payments used in the annuity table for the contract, and;

   . The performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on the assumed AIR of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Transfers During the Income Phase

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the SAI, available upon request, for a more detailed discussion of the income options. See also ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

TAXES
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Note: We prepared the following information on taxes as a general discussion of the subject. This information addresses general federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, We cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are:
Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions--Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 591/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions--Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 591/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:(1) reaches age 591/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 701/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 701/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semi-annual, or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 591/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Underlying Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica Life Insurance Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
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We advertise the Money Market Fund's yield and effective yield. In addition, the Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise hypothetical performance for periods prior to the date the Variable Portfolios were first added to the Separate Account, We derive the figures from the performance of the corresponding Underlying Funds of the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolios were in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of a particular Variable Portfolio.

Consult the SAI for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

OTHER INFORMATION
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First SunAmerica

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), AIG SunAmerica Asset Management Corporation, and AIG Advisors Group, Inc. (comprising six broker-dealers and two investment advisers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

First SunAmerica originally established a separate account, FS Variable Separate Account (the "Separate Account"), under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

First SunAmerica owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of First SunAmerica. Assets in the Separate Account are not guaranteed by First SunAmerica.

The General Account

Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Distribution of the Contract

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts, of up to 4.50% of your Purchase Payments. We may also pay an annual trail commission of up to 1.00%, payable quarterly. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by Us. Promotional incentives may change at any time.

WM Funds Distributor, Inc., 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 distributes the contracts. WM Funds Distributor is registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Administration

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact Our Annuity Service Center at 1-877-311-WMVA (9682), if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmations or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. First SunAmerica engages in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

Ownership

The WM Diversified Strategies/III/ Variable Annuity is a Flexible Payment Individual Deferred Annuity contract.

Independent Accountants

The audited financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 and the audited financial statements of FS Variable Separate Account at December 31, 2002, and for each of the two years in the period ended December 31, 2002 are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at Our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (877) 311-WMVA(9682). The contents of the SAI are tabulated below.

                         Separate Account.........  2.

                         General Account..........  2.

                         Performance Data.........  3.

                         Income Payments..........  9.

                         Annuity Unit Values......  9.

                         Variable Annuity Payments 10

                         Taxes.................... 11.

                         Distribution of Contracts 16.

                         Financial Statements..... 16.

Appendix A - Market Value Adjustment ("MVA")
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The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If We are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                           [(1+I/(1+J+L)]/N/12/ - 1

where:

             I is the interest rate you are earning on the money invested in the FAGP;

             J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

             N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

             L is 0.005 (some states require a different value; see your Contract)

We do not assess an MVA against withdrawals from a FAGP under the following circumstances:

   . If a withdrawal is made within 30 days after the end of a guarantee period;

   .   If a withdrawal is made to pay contract fees and charges;

   .   To pay a death benefit; and

   .   Upon beginning an income option, if occurring on the Latest Annuity Date.

                              Examples of the MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender Charges applicable under your contract.

The examples below assume the following:

   (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

   (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

   (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

   (4) Your contract was issued in a state where L = 0.005.

Positive Adjustment, No Withdrawal Charge Applies

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

The MVA factor is

                            =  [ (1+I) / (1+J+0.005) ]/N/12/ - 1
                            =  [ (1.05) / (1.04+0.005) ]/(18/12)/ -1
                            =  (1.004785)/1.5/ - 1
                            =  1.007186 - 1
                            =  +0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                        $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

Negative Adjustment, No Withdrawal Charge Applies

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

The MVA factor is

                            = [ (1+I) / (1+J+0.005) ]/(N/12)/ - 1
                            = [ (1.05) / (1.06+0.005) ]/(18/12)/ - 1
                            = (0.985915)/(1.5)/ - 1
                            = 0.978948 - 1
                            = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                       $4,000 X (- 0.021052) = - $84.21

$84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

Positive Adjustment, Withdrawal Charge Applies

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                            = [ (1+I) / (I+J+0.005) ]/(N/12)/ - 1
                            = [ (1.05) / (1.04+0.005) ]/(18/12)/ - 1
                            = (1.004785)/(1.5)/ - 1
                            = 1.007186 - 1
                            = +0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                        $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

Negative Adjustment, Withdrawal Charge Applies

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is

                            = [ (1+I) / (I+J+0.005) ]/(N/12)/ - 1
                            = [ (1.05) / (1.06+0.005) ]/(18/12)/ - 1
                            = (0.985915)/(1.5)/ - 1
                            = 0.978948 - 1
                            = - 0.021052

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                       $3,760 X (- 0.021052) = - $79.16

$79.16 represents the negative MVA that would be deducted from the withdrawal.

Appendix B - Death Benefits Following Spousal Continuation
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The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All capitalized terms have the same meaning as they have in the prospectus.

Standard Death Benefit Payable Upon Continuing Spouse's Death

If the Standard Death Benefit is applicable upon the Continuing Spouse's death We will pay the beneficiary the greater of:

1. Net Purchase Payments; or

2. The contract value at the time We receive all required paperwork and satisfactory proof of death.

Enhanced Death Benefit Payable Upon Continuing Spouse's Death

If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, We will pay the Beneficiary this death benefit.

MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

a. Continuation Net Purchase Payments; or

b. The contract value at the time We receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time We receive satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

  Please forward a copy (without charge) of the WM Diversified Strategies/III/ Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)
     ___________________________________________________________________________
     Name
     ___________________________________________________________________________
     Address
     ___________________________________________________________________________
     City/State/Zip
     ___________________________________________________________________________
           Date: ______________   Signed: ______________________________________

  Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299